                         THE STRONG
                                   INTERNATIONAL
                                                  Funds

                        ANNUAL REPORT o OCTOBER 31, 1996

[PHOTO OF FAMILY]
[PICTURE OF WORLD]
[BAR GRAPH]

                     THE STRONG SHORT-TERM GLOBAL BOND FUND
                       THE STRONG INTERNATIONAL BOND FUND
                       THE STRONG INTERNATIONAL STOCK FUND
                          THE STRONG ASIA PACIFIC FUND

                              [STRONG FUNDS LOGO]
                                  STRONG FUNDS

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.

---------------------------------------1----------------------------------------
                                  Have a plan.

[PICTURE OF FOLDER LABELED INVESTMENTS]
Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

---------------------------------------2----------------------------------------
                      Start investing as soon as possible.

[PICTURE OF CLOCK]
Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

---------------------------------------3----------------------------------------
                           Diversify your portfolio.

[PICTURE OF PIE CHART OF ASSET DIVERSIFICATION]
By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

---------------------------------------4----------------------------------------
                               Invest regularly.

[PICTURE OF MEMO REMINDER TO INVEST]
Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

---------------------------------------5----------------------------------------
                       Maintain a long-term perspective.

[PICTURE OF GRAPH SLOPING UPWARD]
For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and of principal loss.

---------------------------------------6----------------------------------------
             Consider stocks to help achieve major long-term goals.

[PICTURE OF PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING STOCKS]
Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

---------------------------------------7----------------------------------------
              Keep a comfortable amount of cash in your portfolio.

[PICTURE OF DOLLAR SIGN]
To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

---------------------------------------8----------------------------------------
                            Know what you're buying.

[PICTURE OF MAGNIFYING GLASS]
Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

                         THE STRONG
                                   INTERNATIONAL
                                                  Funds

                        ANNUAL REPORT o OCTOBER 31, 1996



                                TABLE OF CONTENTS

INVESTMENT REVIEWS
       The Strong Short-Term Global Bond Fund......................2

       The Strong International Bond Fund..........................4

       The Strong International Stock Fund.........................6

       The Strong Asia Pacific Fund................................8


FINANCIAL INFORMATION
       Schedules of Investments in Securities

            The Strong Short-Term Global Bond Fund................10

            The Strong International Bond Fund....................12

            The Strong International Stock Fund...................14

            The Strong Asia Pacific Fund..........................19

       Statements of Operations...................................23

       Statements of Assets and Liabilities.......................24

       Statements of Changes in Net Assets........................25

       Notes to Financial Statements..............................26


FINANCIAL HIGHLIGHTS..............................................29
REPORT OF INDEPENDENT ACCOUNTANTS.................................31

The Strong  SHORT-TERM GLOBAL BOND Fund
================================================================================
The Strong Short-Term Global Bond Fund seeks total return by investing for a high level of income with a low degree of share-price fluctuation. The Fund invests primarily in investment-grade debt obligations of U.S. and foreign issuers. It normally will pay dividends quarterly and have an average effective portfolio maturity of three years or less.


THE FUND  PERFORMED  WELL  VERSUS ITS  BENCHMARK  AND ITS  COMPETITION
The Fund performed well during the 1-year period ended October 31, 1996, posting a total return of 10.43% in a period marked by diverse performances in global bond markets. As the chart on this page illustrates, this gain bested our benchmark index--the Salomon Brothers 1-3 Year World Government Bond Index
(Currency Hedged)--and our competition. The Fund outperformed over longer time periods, as well.(1)


AVERAGE ANNUAL TOTAL RETURNS(1)
as of 10-31-96

D                                                              SALOMON BROTHERS 1-3 YEAR
               STRONG SHORT-TERM  LIPPER SHORT WORLD MULTI-    WORLD GOVERNMENT BOND
TIME PERIOD    GLOBAL BOND FUND   MARKET INCOME AVERAGE*      INDEX (CURRENCY HEDGED)*

 1-year            10.43%                 9.30%                       7.73%

 2-year             9.61%                 5.88%                       8.70%

 Since inception    9.35%                 4.89%                       7.14%
 (on 3-31-94)

Please note that the Lipper index contains "pure" emerging markets funds as well as international bond funds, and includes both hedged and unhedged funds.


INTEREST RATES IN THE U.S. REVERSED COURSE
Late last year and coming into 1996, interest rates in the U.S. and elsewhere were declining, due to investors' expectations that the slow economic growth that characterized 1995 would continue into 1996.

During the first quarter of this year, however, unexpectedly strong economic indicators in the U.S. shattered this view, and interest rates reversed course and quickly rose. The yield on the U.S. 5-year Treasury bond rose from a low of 5.24% at the beginning of the year to 6.63% by the end of May. Dollar-bloc countries (Canada, Australia, New Zealand) followed suit, experiencing a similar brief-but-vicious sell off in the first six months of 1996.

By late summer, however, economic indicators began to cool, and yields in the dollar-bloc countries began to decline. By the end of the fiscal year, the yield on the 5-Year Treasury had fallen to 6.07%


EUROPEAN AND BELOW INVESTMENT-GRADE MARKETS OUTPERFORMED
Meanwhile, the major European bond markets rallied during the first half of 1996 as European central banks actively lowered interest rates. As a result, international bond markets have outperformed the U.S. so far this year, with the lower-quality markets leading the way; in fact, it is likely that the best-performing asset class in 1996 will be the bond markets of below-investment grade countries.


OUR ACTIVE MANAGEMENT ADDED VALUE
One way we seek to add value in managing the Fund is to compare it to a relevant unmanaged benchmark index--in our case, the Salomon Brothers 1-3 Year World Government Bond Index (Currency Hedged)--and make strategic adjustments in the Fund that we believe will give us the edge.

The value of this strategy was apparent in our moves throughout the fiscal year. Given our outlook for lower interest rates in most foreign economies, we made a decision to maintain a longer duration than that of the index over this period, which made the Fund more sensitive to interest-rate changes. We also overweighted our holdings in Europe. Both of these decisions contributed to the Fund's outperformance.

We also increased our exposure to below-investment grade markets versus the index weightings. However, we were careful not to build up large positions in these countries (our maximum exposure during the fiscal year was approximately 15%). While these markets performed extremely well during 1996, their potential volatility commands respect. Given the Fund's objective of income with a low degree of share price fluctuation, we felt it prudent to limit our weightings in these countries.

By late summer, we started to build up our positions in the U.S. and dollar-bloc countries, as we believed value had returned to these markets.


OUR OUTLOOK IS NEUTRAL
For the near term, our outlook on international bond markets can be described as neutral to moderately bullish. For the U.S., we expect to see moderate economic growth of 2-3%, and inflation in the same range. Therefore, it's difficult to justify a drastic change from present levels.

Currently, international bond markets appear to offer reasonable value from an income standpoint, and as long as the U.S. market remains relatively stable, we believe global bond markets will be the same. Therefore, we intend to maintain a duration that is roughly the same as our benchmark index or slightly longer, and to closely monitor the prevailing environment.

As always, please keep in mind that the Fund's share price and returns will fluctuate with changes in bond market conditions, currency values, interest rates, foreign government regulations and economic and political conditions in countries in which the Fund invests. These risks are intensified in emerging markets. For long-term investors, however, we believe these risks are outweighed by the benefits of global investing--namely, higher return potential and lower overall portfolio risk through diversification, versus a U.S.-only portfolio.

We appreciate your investment in the Strong Short-Term Global Bond Fund, and we look forward to earning your continued confidence.

Sincerely,




/s/ Shirish T. Malekar
Shirish T. Malekar
Portfolio Manager
[PHOTO OF SHIRISH T. MALEKAR]

TOP FIVE COUNTRIES
based on net assets as of 10-31-96
==================================
 United States       53.4%

 Indonesia           13.3%

 Brazil               6.3%

 Argentina            4.6%

 Italy                4.1%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

--------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT
from 3-31-94 to 10-31-96

          The Strong            Salomon Brothers          Lipper Short World
       Short-Term Global    1-3 Year World Government     Multi-Market
          Bond Fund        Bond Index (Currency Hedged)*  Income Average*
3-94        10,000                   10,000                  10,000
6-94        10,180                    9,995                   9,922
9-94        10,404                   10,075                  10,051
12-94       10,513                   10,153                   9,760
3-95        10,641                   10,457                   9,691
6-95        11,042                   10,771                  10,049
9-95        11,309                   11,006                  10,284
12-95       11,612                   11,286                  10,536
3-96        11,833                   11,396                  10,657
6-96        12,113                   11,587                  10,898
9-96        12,444                   11,833                  11,198
10-96       12,597                   11,951                  11,313


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Salomon Brothers 1-3 Year World Government Bond Index (Currency Hedged) and the Lipper Short World Multi-Market Income Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

         30-DAY
       ANNUALIZED
         YIELD(2)
          7.34%
     AVERAGE CREDIT
        QUALITY(3)
           AA
    AVERAGE EFFECTIVE
        MATURITY(4)
        1.9 years

     As of 10-31-96
--------------------------------------------------------------------------------

* The Salomon Brothers 1-3 Year World Government Bond Index (Currency Hedged) is an unmanaged index generally representative of short-term, global fixed income government securities. The Lipper Short World Multi-Market Income Average represents funds that invest in non-U.S. dollar and U.S. dollar debt instruments and, by policy, keep a dollar-weighted average maturity of less than five years. Source of the Salomon index data is Salomon Brothers. Source of the Lipper data is Lipper Analytical Services, Inc.
1 Average annual total return measures change in the value of an investment in the Fund as an annualized average, assuming reinvestment of all dividends and capital gains.
2 As of October 31, 1996, the Advisor was temporarily waiving fees of 0.625% and absorbing expenses of 0.605%. Otherwise, the Fund's yield would have been 6.11% and the total return would have been lower. Yields are historical and do not represent future yields, which will vary.
3 For the purposes of the average, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.
4 The Fund's average maturity includes the effect of futures contracts, option contracts, and when-issued securities.

The Strong  INTERNATIONAL BOND Fund
================================================================================
The Strong International Bond Fund seeks high total return by investing for both income and capital appreciation. The Fund invests primarily in non-dollar-denominated, investment-grade debt obligations of foreign issuers. Normally its average effective maturity will range from four to nine years.


ASSETS BY CREDIT-QUALITY RATING
based on net assets as of 10-31-96

AAA                           37.3%
AA                            18.5%
A                              4.5%
BBB                            2.0%
BB                             8.3%
Short-Term Investments        29.4%

THE FUND'S STRONG PERFORMANCE CONTINUED
The Fund performed well during the 1-year period ended October 31, 1996, posting a total return of 8.55% in a period marked by diverse performances in global bond markets. As the chart on this page illustrates, this gain bested our benchmark index--the Salomon Brothers Non-U.S. World Government Bond Index (Currency Unhedged). In addition, the Fund continued to outperform the benchmark for longer periods, and has done well versus its competition over the long term.(1)


AVERAGE ANNUAL TOTAL RETURNS(1)
as of 10-31-96

                                                            Salomon Brothers Non-U.S.
             Strong International  Lipper International      World Government Bond
Time Period    Bond Fund           Income Funds Index*      Index (Currency Unhedged)*

 1-year            8.55%                 10.64%                       5.47%

 2-year           11.66%                 12.36%                      10.22%

 Since inception  13.39%                  9.20%                      10.30%
 (on 3-31-94)

Please note that the Lipper index contains "pure" emerging markets funds as well as international bond funds, and includes both hedged and unhedged funds.


DOLLAR-BLOC COUNTRIES HAVE A TOUGH SPRING, BUT RECOVER
The dollar-bloc countries treated investors to a mixed bag in 1996. Coming into the year, these countries--the U.S., Canada, Australia, New Zealand--were performing well. Interest rates declined in light of investors' expectations that the slow economic growth that characterized 1995 would continue into 1996.

During the first quarter of 1996, however, this pessimistic view was shattered in the U.S. by unexpectedly strong economic indicators. The yield on the U.S. 10-year Treasury bond rose from a low of 5.57% at the beginning of the year to 6.85% by the end of May. Dollar-bloc countries followed suit, experiencing a similar brief-but-vicious sell off in first six months of 1996.

Economic indicators began to moderate by late summer, however, and yields in the dollar-bloc countries began to decline. By the end of the fiscal year, the yield on the 10-Year Treasury had fallen to 6.34%


EUROPEAN MARKETS AND LOWER-QUALITY MARKETS RALLIED
The major European bond markets tended to fare better than their dollar-bloc counterparts. During 1996, European central banks actively lowered interest rates, which helped them outperform the U.S. so far this year. Lower-quality markets led the way by a wide margin.

From a currency standpoint, the U.S. dollar was up against all other currencies, except the other dollar bloc-countries. In Europe, the high yield currencies (particularly the Italian lira and the Spanish peseta) were up against low-yielding anchor currencies like the Deutsch mark and the Swiss franc.

WE BENEFITED BY MAINTAINING A LONGER DURATION
Given our outlook for lower interest rates in most foreign economies, we made a decision to maintain a longer duration than that of our benchmark index--the Salomon Brothers Non-U.S. World Government Bond Index (Currency Unhedged). This helped make the Fund more sensitive to interest rate changes, and helped us outperform the index as interest rates fell in Europe.

Other strategic adjustments we made versus the Index's weightings were to increase our exposure to below-investment grade markets, which also contributed to the Fund's performance. In addition, we had underweighted our position in Japan up until March, and overweighted our holdings in Europe. Thereafter, we believed we had wrung most of the potential return out of the European markets, and we reduced the Fund's position to be more in line with the benchmark. We also trimmed our position in Japan, given our belief that the market had become fully valued. By fiscal year-end, the Fund's duration was neutral, with individual overweightings in Australia and New Zealand, and an underweighting in Japan.

WE EXPECT MODERATE ECONOMIC GROWTH TO CONTINUE
Currently, international bond markets appear to offer reasonable value from an income standpoint, a climate we anticipate will continue as long as the U.S. market remains relatively stable. For the U.S., we expect to see moderate economic growth of 2-3%, and inflation in the same range. Therefore, it's difficult to justify positioning the portfolio for a drastic change in either direction from current levels.

Therefore, our outlook is neutral to moderately bullish. For the near term, we intend to maintain a duration that is roughly the same as our benchmark index or slightly longer, and to closely monitor the prevailing environment, making strategic shifts to help add value.

As always, please keep in mind that the Fund's returns will fluctuate with changes in bond market conditions, currency values, interest rates, foreign government regulations and economic and political conditions in countries in which the Fund invests. These risks are intensified in emerging markets. For long-term investors, however, we believe these risks are outweighed by the benefits of global investing --namely, higher return potential and lower overall portfolio risk through diversification, versus a U.S.-only portfolio.

We appreciate your investment in the Strong International Bond Fund, and we look forward to earning your continued confidence.

Sincerely,




/s/ Shirish T. Malekar
Shirish T. Malekar
Portfolio Manager

TOP FIVE COUNTRIES
based on net assets as of 10-31-96
==================================
  Japan              21.3%

  United States      16.4%

  Germany            13.8%

  Italy              10.0%

  France             8.8%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.


--------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT
from 3-31-94 to 10-31-96

                            Salomon Brothers
         The Strong          Non-U.S. World
        International     Government Bond Index       Lipper International
          Bond Fund        (Currency Unhedged)*        Income Funds Index*
3-94        10,000                10,000                     10,000
6-94        10,560                10,169                      9,729
9-94        10,810                10,337                      9,745
12-94       10,866                10,396                      9,837
3-95        12,295                11,897                     10,526
6-95        12,879                12,478                     10,942
9-95        12,611                12,176                     11,153
12-95       12,937                12,428                     11,700
3-96        12,857                12,219                     11,597
6-96        13,042                12,269                     11,811
9-96        13,578                12,668                     12,293
10-96       13,834                12,882                     12,551


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Salomon Brothers Non-U.S. World Government Bond Index (Currency Unhedged) and the Lipper International Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.



            30-DAY
          ANNUALIZED
             YIELD(2)
             7.94%
    AVERAGE CREDIT QUALITY(3)
              AA
  AVERAGE EFFECTIVE MATURITY(4)
           5.7 years

       As of 10-31-96
--------------------------------------------------------------------------------

* The Salomon Brothers Non-U.S. World Government Bond Index (Currency Unhedged) is an unmanaged index generally representative of liquid, non-U.S. fixed income government securities. The Lipper International Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Salomon index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.
1 Average annual total return measures change in the value of an investment in the Fund as an annualized average, assuming reinvestment of all dividends and capital gains.
2 As of October 31, 1996, the Advisor was temporarily waiving fees of 0.70% and absorbing expenses of 1.10%. Otherwise, the Fund's yield would have been 6.14% and the total return would have been lower. Yields are historical, do not represent future results, and will vary.
3 For purposes of this average rating, the fund's short-term debt obligations have been assigned a long-term rating by the Advisor.
4 The Fund's average maturity includes the effect of futures contracts, options contracts, and when-issued securities.

The Strong  INTERNATIONAL STOCK Fund
================================================================================
By investing primarily in the stocks of companies based outside the United States, the Strong International Stock Fund pursues capital growth. The Fund provides convenient access to growth opportunities worldwide that, when compared to a U.S.-only portfolio, may increase return potential.


TOP FIVE COUNTRIES
based on net assets as of 10-31-96
===================================
  Japan              15.8%

  Australia           6.0%

  Italy               4.3%

  Indonesia           4.2%

  New Zealand         3.9%


Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

INTERNATIONAL STOCKS END HIGHER
On the whole, the one-year period ended October 31, 1996 was a decent year for international stocks. The Fund finished the fiscal year with a return of 9.83%, in line with international stocks in general, as measured by the MSCI EAFE(TM) Index's 10.47% return for the same period.(1)*

This overall performance masks a somewhat difficult year for international investors, however. During the first six months of the fiscal year, foreign stock markets sustained a broad rally, particularly in Asia. The Fund's substantial weighting in Asia contributed to a gain of 17.94% for the period, compared to a gain of 13.21% for the MSCI EAFE(TM) Index.(1)

But from June through October, many international stock markets began to falter. Asia was particularly hard hit, primarily due to political worries in Thailand and Indonesia, and a cooling off of earnings and exports throughout the Pacific Rim. As the fiscal year drew to a close, declines in these markets had reduced the Fund's fiscal year return to just under 10%.


FIVE LARGEST STOCK HOLDINGS
based on net assets as of 10-31-96
===================================
Simint Spa                     1.2%

Gemina Spa                     1.1%

SGS Holdings SA                1.0%

Guinness Peat Group PLC        1.0%

CDL Hotels International, Ltd. 1.0%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.



WE STUCK TO OUR STRATEGY
As you may be aware, we tend to use a "bottom-up" approach to stock investing. While global economic climates certainly play a part in our selection process, we place more emphasis on the strength and potential of individual companies than on the temporary environment of the countries in which we invest. This approach occasionally puts us at variance with conventional thinking, but it also helps us find attractive opportunities in places that others may overlook.

Our bottom-up approach played a large part in our strategy during the fiscal year. By and large, we did little to change our regional portfolio commitments, other than trim our Japanese holdings, which we believed had become fully valued.

o Pacific Rim--Throughout the fiscal year, we maintained a significant exposure to Pacific Rim countries. As stated earlier, these markets accounted for much of the Fund's outperformance during the first half of the fiscal year, and much of the Fund's underperformance during the second half. Concerns about these markets arose when their annual growth rates declined from 8%-9% to approximately 6%.

We believe the downdraft in Asian markets will be short-lived, however... 6% annual growth is still very attractive compared to America's projected growth rate of 3% annually, and less in Europe. Moreover, valuations in these markets have become even more attractive, and we intend to maintain a large weighting in the region.

o Europe--While Europe certainly doesn't appear to have the growth potential of the Pacific Rim, many of the portfolio's best performers were in Europe--an illustration of our "bottom-up" approach in action. Stocks of note include Raisio, a Norwegian company that makes margarine with a cholesterol-lowering drug...Tomra, another Norway-based firm that manufactures recycling machines for use by the public...Simint, an Italian franchiser for Armani...and Kuoni, a large Swiss travel agency.

o Latin America--We continue to underweight Mexico and some of the emerging markets in Latin America. While a few of these markets performed well during the fiscal year, we believe opportunities elsewhere remain just as attractive and potentially less volatile.

In our selections, we tend to emphasize small and mid-sized companies. We favor these companies because they tend to be very good at their particular business, which gives them outstanding growth potential. In addition, they are a less obvious way to play larger themes. For example, we hold a pair of smaller Australian oil companies that are poised to benefit from the recent increase in oil prices. But because they are relatively obscure, we have an opportunity to buy them for less than a more widely-followed company. Thus, our research can help add value to the portfolio.

OPPORTUNITIES REMAIN IN GLOBAL MARKETS
Foreign stock markets as a whole have underperformed the U.S. market for nearly two years. So a sense of impatience on the part of U.S. investors is understandable. However, investors must remember that patience is a key ingredient for success when investing in foreign markets. We don't know when a strong period of outperformance may begin. But we do know that there are outstanding values now available internationally. We believe this is particularly true in small and mid-cap stocks. Going forward, we intend to use our research and stock selection abilities to take advantage of inefficiencies in these markets.

In addition, the reasons that make international investing so compelling for long-term investors remain in place:

o With the U.S. market at an all-time high, we believe investors both here and abroad may be prompted to look elsewhere for greater growth potential, which should help drive international stock prices higher.

o Many of these markets continue to grow more than twice as fast as mature markets.

o Investors have the potential to increase returns and lower overall portfolio volatility by diversifying a U.S.-only stock portfolio internationally.

As always, keep in mind that the Fund is likely to be more volatile than a U.S.-only fund, owing to changes in stock market conditions, currency values, interest rates, local regulations and economic and political conditions. But given the value currently available in international markets, we believe foreign equities offer long-term investors an attractive opportunity.

We thank you for your support and look forward to earning your continued confidence.

Sincerely,




/s/ Anthony L.T. Cragg
Anthony L.T. Cragg
Portfolio Manager
[PHOTO OF ANTHONY L.T.CRAGG]

--------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT
from 3-4-92 to 10-31-96

         The Strong                                Lipper
        International                           International
         Stock Fund        MSCI EAFE(TM)*        Funds Index*
2-92       10,000             10,000               10,000
12-92       9,819              9,484                9,495
12-93      14,508             12,572               13,215
12-94      14,282             13,550               13,118
12-95      15,399             15,069               14,433
10-96      16,252             15,569               15,636


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE(TM)"), and the Lipper International Funds Index. To equalize the time periods, the indexes' performance was prorated for the month of March 1992. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.


 AVERAGE ANNUAL
 TOTAL RETURNS(1)
 as of 10-31-96
     1-YEAR
      9.83%
     3-YEAR
      7.18%
 SINCE INCEPTION
    on 3-4-92
     10.99%

--------------------------------------------------------------------------------

* The MSCI EAFE(TM) is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE(TM) data is dollar-adjusted. Previous reports have included a comparison to the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a an unmanaged index generally representative of the market for U.S. stocks. We have replaced this index with the MSCI EAFE(TM) index, because we believe it is a more meaningful broad-based index against which to compare the Fund's performance. For the 1-year period ended 10-31-96, the S&P 500 index's total return was 24.09%. The Lipper International Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the largest qualifying funds in this Lipper category. Source of the MSCI EAFE(TM) and S&P 500 index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

The Strong  ASIA PACIFIC Fund
================================================================================
The Strong Asia Pacific Fund seeks capital growth. The Fund invests primarily in the equity securities of issuers located in Asia or the Pacific Basin.


A "JEKYLL AND HYDE" YEAR FOR ASIA PACIFIC STOCKS
The one-year period ended October 31, 1996 turned out to be a volatile year for stock markets in the Asia/Pacific Rim region. During the first six months of the fiscal year, these markets staged a powerful but selective rally that helped propel the Fund to a gain of 16.47%, in line with the Morgan Stanley AP Index, which posted a return of 16.12% for the same period.(1)*

But from June through October, many Asian markets faltered. This was primarily due to political worries in a few of the markets, and a cooling off of earnings and exports throughout the Pacific Rim. Investors became concerned about valuations after the strong rally, and, as the fiscal year drew to a close, declines in these markets had wiped out most the previous six-month gain. For the year, the Fund gained 3.76%. By way of comparison, the Morgan Stanley AP Index's return was 10.11% for the Fund's fiscal year.(1)

TOP FIVE COUNTRIES
based on net assets as of 10-31-96
==================================
 Japan              20.2%

 Australia          13.1%

 New Zealand         9.5%

 Indonesia           8.2%

 Singapore           6.3%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.


WE STUCK TO OUR STRATEGY
As you may be aware, we tend to use a "bottom-up" approach to stock investing. While global economic climates certainly play a part in our selection process, we place more emphasis on the strength and potential of individual companies than on the temporary environment of the countries in which we invest. This approach occasionally puts us at variance with conventional thinking, but it also helps us find attractive opportunities in places that others may overlook.

Our bottom-up approach played a large part in our strategy during the fiscal year. By and large, we did little to change our regional portfolio commitments, other than trim our Japanese holdings, which we believed had become fully valued.

As stated earlier, concern about the growth rates of Asian countries was chiefly responsible for their underperformance during the second half of the fiscal year. However, upon closer inspection, their annual growth rates declined from 8%-9% to approximately 6%. This compares to America's projected growth rate of 3% annually, and less in Europe. So these countries are still growing more than twice as fast as more established, mature economies.

In addition, much of these prior, near double-digit GDPs were the result of aggressive building schedules for everything from highways and airports to the world's tallest building project in Kuala Lumpur. So the moderation of growth probably reflects a more realistic and sustainable output for these countries.

For these reasons, we believe the downdraft in Asian markets will be short-lived. Growth remains strong. Moreover, valuations in these markets have become very attractive, creating the opportunity to buy good quality companies at what we believe to be fire sale prices.

In our selections, we tend to emphasize small and mid-sized companies. We favor these companies because they tend to be very good at their particular business, which gives them outstanding growth potential. In addition, they are a less obvious way to play larger themes. For example, we hold a pair of smaller Australian oil companies that are poised to benefit from the recent increase in oil prices. But because they are relatively obscure, we have an opportunity to buy them for less than a more widely-followed company. Thus, our firm-by-firm research can help add value to the portfolio.


OPPORTUNITIES IN ASIA
Given the underperformance of Asian markets versus the domestic market, a sense of impatience on the part of U.S. investors is understandable. However, it's important to keep in mind that patience is vital when investing internationally. We don't know when a strong period of outperformance may begin. But we do believe that there are outstanding values available in Asia now, particularly in small and mid-cap stocks. Going forward, we intend to use our research and stock selection abilities to take advantage of inefficiencies we discover in these markets.

Longer term, the reasons for investing in Asia and the Pacific Rim remain compelling:

o With the U.S. market at an all-time high, we believe investors both here and abroad may be prompted to look elsewhere for greater growth potential, which should help drive international markets higher.

FIVE LARGEST STOCK HOLDINGS
based on net assets as of 10-31-96
==================================
Guinness Peat Group PLC         1.4%

Sydney Aquarium, Ltd.           1.3%

Normandy Mining, Ltd.           1.2%

Novus Petroleum, Ltd.           1.2%

CDL Hotels International, Ltd.  1.2%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.



o Many of these markets have continued to grow at rates far exceeding those of more mature markets.

o Investors have the potential to increase returns and lower overall portfolio volatility by diversifying a U.S.-only stock portfolio internationally.

Of course, shareholders should keep in mind that the Fund is likely to be more volatile than a U.S.-only fund, owing to changes in stock market conditions, currency values, and interest rates, as well as economic and political conditions in international markets, and the Fund's concentration in one geographical area. Risks are intensified in emerging markets. But given the current value in international markets, we believe foreign equities offer long-term investors an attractive opportunity.

Thank you for your investment, and we look forward to earning your continued confidence.

Sincerely,


/s/ Anthony L.T. Cragg
Anthony L.T. Cragg
Portfolio Manager
[PHOTO OF ANTHONY L.T. CRAGG]

--------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT
from 12-31-93 to 10-31-96

          The Strong
       Asia Pacific Fund       MSCI EAFE(TM)*   MSCI AP*
12-93         10,000              10,000        10,000
12-94          9,473              10,778         8,772
12-95         10,035              11,986         9,305
10-96         10,087              12,384         9,968


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at the Fund's inception, with a similar investment in the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE(TM)"), and the Morgan Stanley Capital International AC Asia Pacific Free ex-Japan Index ("MSCI AP"). Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

 AVERAGE ANNUAL
 TOTAL RETURNS(1)
 as of 10-31-96
     1-YEAR
      3.76%
 SINCE INCEPTION
   on 12-31-93
      0.30%
--------------------------------------------------------------------------------

* The MSCI EAFE(TM) is an unmanaged index generally representative of major overseas stock markets. The MSCI AP Index is an unmanaged index generally representative of developed and emerging markets in the Asia/Pacific region, excluding Japan. Previous comparisons have included the Morgan Stanley Capital International AC (Combined) Far East Free ex-Japan Index ("MSCI CFE(TM)"). The MSCI CFE(TM) is an unmanaged market capitalization-weighted index generally representative of developed and emerging markets in the Asia/Pacific region, excluding Japan. We have replaced this index with the MSCI AP Index because we believe it more accurately reflects the Fund's security selection. All indexes are dollar-adjusted. For the 1-year period ended 10-31-96, the MSCI CFE(TM) index's total return was 9.89%. Source of the MSCI EAFE(TM) index data is Micropal. Source of the MSCI AP and MSCICFE(TM) index data is Morgan Stanley.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

SCHEDULES OF INVESTMENTS IN SECURITIES               October 31, 1996
--------------------------------------------------------------------------------
STRONG SHORT-TERM GLOBAL BOND FUND
                                                  SHARES OR       VALUE
                                                  PRINCIPAL      (NOTE 2)
                                                   AMOUNT     (In Thousands)
--------------------------------------------------------------------------------
CORPORATE BONDS 3.7%
INDONESIA 0.7%
APP International Finance Floating Rate Notes,
  8.2734%, Due 6/25/99                             500 USD      $   487

MEXICO 1.5%
Grupo Industrial Durango SA de CV Notes,
  12.625%, Due 8/01/03                             500 USD          521
Imexsa Export Trust Senior Structured Pass-Thru
  Certificates, Series 1996-1, 10.125%, Due 5/31/03
  (Acquired 5/22/96; Cost $500) (d)                500 USD          515
                                                                -------
                                                                  1,036
UNITED STATES 1.5%
Bank of Boston Corporation Subordinated Floating
  Rate Notes, 5.6875%, Due 2/28/01                    $100           99
Harrahs Operating, Inc. Guaranteed Senior
  Subordinated Notes, 10.875%, Due 4/15/02             500          532
Viacom International, Inc. Reset Notes, 8.75%,
  Due 5/15/01 (Rate Reset Effective 5/15/98)           450          461
                                                                -------
                                                                  1,092
                                                                -------
TOTAL CORPORATE BONDS (COST $2,573)                               2,615

GOVERNMENT & AGENCY ISSUES 28.3%
ARGENTINA 3.4%
Republic of Argentina BOCON Previsional 2
  Floating Rate Notes, 5.4453%, Due 4/01/01      1,941 USD        1,760
Republic of Argentina Bote 10 Floating Rate Notes,
  5.5625%, Due 4/01/00                             590 USD          661
                                                                -------
                                                                  2,421
BRAZIL 1.3%
Republic of Brazil IDU Debentures, 6.6875%,
  Due 1/01/01                                      910 USD          875

CANADA 2.9%
Government of Canada Debentures:
  9.25%, Due 12/01/99                            1,250 CAD        1,049
  10.25%, Due 12/01/98                           1,200 CAD          999
                                                                -------
                                                                  2,048
DENMARK 0.8%
Kingdom of Denmark Notes, 9.00%,
  Due 11/15/00                                   3,000 DKK          581

FINLAND 2.6%
Government of Finland Bonds, 10.00%,
  Due 9/15/01                                    7,000 FIM        1,849

FRANCE 1.8%
Government of France Debentures:
  7.00%, Due 10/12/00                            2,900 FRF          614
  8.50%, Due 11/25/02                            3,000 FRF          683
                                                                -------
                                                                  1,297
GERMANY 1.6%
Republic of Germany Debentures, Series 90,
  8.875%, Due 12/20/00                           1,500 DEM        1,138

IRELAND 1.5%
Government of Ireland Debentures, 9.25%,
  Due 7/11/03                                      570 IEP        1,065

ITALY 1.1%
Government of Italy Debentures, 12.00%,
  Due 1/01/02                                1,000,000 ITL          776

NEW ZEALAND 4.0%
Government of New Zealand Notes:
  6.50%, Due 2/15/00                               800 NZD          553
  8.00%, Due 7/15/98                             1,000 NZD          717
  10.00%, Due 3/15/02                            2,000 NZD        1,579
                                                                -------
                                                                  2,849
SWEDEN 1.0%
Government of Sweden Debentures, 13.00%,
  Due 6/15/01                                    3,500 SEK          668

UNITED KINGDOM 0.6%
Government of United Kingdom Treasury Notes,
  7.25%, Due 3/30/98                               250 GBP          410

UNITED STATES 5.7%
FHLMC Guaranteed Multiclass Variable Rate
  Mortgage Participation Certificates, Series 1324,
  Class 1324-B, 7.00%, Due 4/15/18                  $  960          961
FHLMC Variable Rate Participation Certificates,
  7.271%, Due 7/01/24                                  384          394
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  10.50%, Due 8/01/20                                  615          682
  Series 1989-73, Class A, Principal Only,
  Due 8/25/14                                            6            6
United States Treasury Notes, 5.875%,
  Due 10/31/98                                       2,000        2,006
                                                                -------
                                                                  4,049
                                                                -------
TOTAL GOVERNMENT & AGENCY ISSUES
  (COST $19,117)                                                 20,026

NON-AGENCY MORTGAGE &
  ASSET-BACKED SECURITIES 30.0%
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit
  Pass-Thru Certificates:
  Series 1988-3, Class A-2, 9.00%, Due 4/01/18         517          534
  Series 1990-3, Class A-3, 9.75%, Due 2/25/05         183          189
  Series 1990-17,  Class M, 9.50%, Due 11/25/20        435          446
  Series 1993-3, Class B1, 7.00%, Due 3/25/08
  (Acquired 10/23/96; Cost $980) (d)(e)                995          988
Collateralized Mortgage Obligation Trust,
  Series 14, Class Z, 8.00%, Due 1/01/17             1,020        1,043
DLJ Mortgage Acceptance Corporation Variable
  Rate Mortgage Pass-Thru Certificates,
  Series 1991-3, Class A1, 7.3477%, Due 2/20/21(e)   2,006        2,041
First Boston Mortgage Securities Corporation
  Variable Rate Mortgage Pass-Thru Certificates,
  Series 1994-MHC1, Class C, 6.60%, Due 4/25/11        500          502
GE Capital Mortgage Services, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates, Series 1994-11, Class A3, 6.50%,
  Due 3/25/24                                          244          243
General Electric Capital Corporation Variable
  Rate Commercial Mortgage Pass-Thru
  Certificates, Series Matterhorn USA, Class A,
  5.828%, Due 1/21/06 (Acquired 6/28/96;
  Cost $1,159) (d)                                   1,161        1,161
Merrill Lynch Home Equity Acceptance, Inc.
  Subordinated Variable Rate Mortgage-Backed
  Certificates, Series 1994-A, Class A-1, 6.4375%,
  Due 8/17/23                                           71           70
Merrill Lynch Mortgage Investors, Inc. Senior
  Subordinated Variable Rate Pass-Thru Certificates:
  Series 1994-F, Class M, 6.50%, Due 4/15/19           500          483
  Series 1994-H, Class M, 6.50%, Due 6/15/19         1,120        1,091

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG SHORT-TERM GLOBAL BOND FUND (continued)
                                                  SHARES OR       VALUE
                                                  PRINCIPAL      (NOTE 2)
                                                   AMOUNT     (In Thousands)
--------------------------------------------------------------------------------
Mortgage Obligation Structured Trust Pass-Thru
  Certificates, Series 1993-1, Class A-1, 6.35%,
  Due 10/25/18                                      $  432       $  432
RTC Mortgage Pass-Thru Securities, Inc.
  Commercial Certificates, Series 1992-CHF,
  Class B, 7.15%, Due 12/25/20                         875          882
RTC Variable Rate Mortgage Pass-Thru
  Securities, Inc.:
  Series 1992-6, Class A-3, 7.6579%, Due 1/25/26     1,441        1,466
  Series 1992-6, Class B-9, 6.4225%, Due 11/25/26    1,572        1,578
  Series 1992-16, Class A-4, 7.5126%, Due 8/25/22       36           36
  Series 1995-1, Class B-5, 6.7178%, Due 10/25/28      433          428
RTC Variable Rate Mortgage Pass-Thru Securities,
  Inc. Manufactured Housing Certificates,
  Series 1992-MH1, Class B2, 5.8375%, Due 8/15/19
  (Acquired 4/21/95; Cost $890) (d)                    904          888
Ryland Mortgage Securities Corporation Variable
  Rate Mortgage Participation Securities:
  Series 1991-1, 7.2924%, Due 3/25/20                1,290        1,322
  Series 1992-3, Class A-2, 7.3689%, Due 6/25/20     1,139        1,154
Sears Mortgage Securities Corporation Variable
  Rate Mortgage Pass-Thru Certificates,
  Series 1992-17, Class M, 6.5756%, Due 6/25/22      1,871        1,861
Southern Pacific Thrift & Loan Association
  Commercial Mortgage Pass-Thru Certificates,
  Series 1996-C1, Class C, 6.375%, Due 4/25/28
  (Acquired 9/26/96; Cost $1,463) (d)                1,500        1,468
Structured Asset Securities Corporation Variable
  Rate Multiclass Pass-Thru Certificates,
  Series 1996-C1, Class D, 6.375%, Due 10/25/10
  (Acquired 9/27/96; Cost $995) (d)                  1,000          995
                                                                -------
TOTAL NON-AGENCY MORTGAGE &
  ASSET-BACKED SECURITIES (COST $21,148)                         21,301

OPTIONS 0.5%
New Zealand Bond Call Options (Strike yield is
  8.75%. Expiration date is 12/08/96.)(COST $48) 2,500 NZD          354

PREFERRED STOCK 2.0%
First International Funding Company, 9.0508%
  (Acquired 9/10/96; COST $1,403) (d)                   14        1,397

SHORT-TERM INVESTMENTS (a) 41.5%
COMMERCIAL PAPER 17.0%
DISCOUNTED 16.9%
BRAZIL 2.9%
Petroleo Brasileiro SA Eurodollar:
  Due 12/06/96                                     470 USD          467
  Due 1/02/97                                    1,000 USD          988
  Due 5/23/97                                      600 USD          577
                                                                -------
                                                                  2,032
INDONESIA 12.6%
Asia Pulp & Paper Company, Ltd., Due 3/27/97     1,500 USD        1,455
Polysindo EKA Perkasa PT:
  Due 3/27/97                                    1,000 USD          964
  Due 7/08/97                                5,000,000 IDR        1,886
Texmaco Jaya PT:
  Due 11/20/96                               4,000,000 IDR        1,706
  Due 1/16/97                                    3,000 USD        2,943
                                                                -------
                                                                  8,954
THAILAND 1.4%
Thai Oil Company, Ltd., Due 12/02/96            25,000 THB          973
                                                                -------
                                                                 11,959
INTEREST BEARING, DUE UPON DEMAND 0.1%
United States Cayman Eurodollar Call Deposit,
  4.25%                                                $84           84
                                                                -------
Total Commercial Paper                                           12,043
CORPORATE BONDS 3.6%
BRAZIL 2.1%
Banco Itau SA Eurodollar Notes, Zero %,
  Due 1/06/97                                    1,000 USD          987
Petroleo Brasileiro SA Eurodollar, 8.75%,
  Due 12/09/96                                     500 USD          500
                                                                -------
                                                                  1,487
MEXICO 0.7%
Banco Nacional Comerciio de Exterior Floating
  Rate Notes, 10.7578%, Due 6/23/97 (Acquired
  6/15/96; Cost $500) (d)                          500 USD          513

THAILAND 0.8%
Krungthai Thanakit PCL, Zero %, Due 5/21/97     15,000 THB          555
                                                                -------
Total Corporate Bonds                                             2,555

GOVERNMENT & AGENCY ISSUES 1.4%
ARGENTINA 1.2%
Republic of Argentina Bote 2,  5.5469%,
  Due 9/01/97                                      879 USD          873

UNITED STATES 0.2%
United States Treasury Bills, Due 2/13/97 (c)         $170          168
                                                                -------
Total Government & Agency Issues                                  1,041

TIME DEPOSITS 19.5%
EGYPT 1.4%
Citibank Time Deposit (with Egyptian Pound
  indexation and interest based on the
  Egyptian denominated deposit),
  9.375%, Due 1/21/97                            1,000 USD          994

UNITED STATES 18.1%
Bank of Scotland Time Deposit, 5.625%,
  Due 11/01/96                                      $1,400        1,400
Bankers Trust Boston Time Deposit, 5.25%,
  Due 11/01/96                                       1,400        1,400
Credite Agriculturale Time Deposit, 5.625%,
  Due 11/01/96                                       1,400        1,400
Credite Suisse Time Deposit, 5.50%, Due 11/01/96       200          200
Deutsche Bank Time Deposit, 5.50%, Due 11/01/96      1,400        1,400
Morgan Guaranty London Time Deposit,
  5.5625%, Due 11/01/96                              1,400        1,400
Republic National Bank of New York Time
  Deposit, 5.5625%, Due 11/01/96                     1,400        1,400
Royal Bank of Canada Time Deposit, 5.625%,
  Due 11/01/96                                       1,400        1,400
Societe Generale Time Deposit, 5.65%,
  Due 11/01/96                                       1,400        1,400
Wachovia Time Deposit, 5.64%, Due 11/01/96           1,400        1,400
                                                                -------
                                                                 12,800
                                                                -------
Total Time Deposits                                              13,794
                                                                -------
TOTAL SHORT-TERM INVESTMENTS
  (COST $29,450)                                                 29,433
                                                                -------
TOTAL INVESTMENTS IN SECURITIES
  (COST $73,739) 106.0%                                          75,126
Other Assets and Liabilities, Net (6.0%)                         (4,253)
                                                                -------
NET ASSETS 100.0%                                               $70,873
                                                                =======

WRITTEN OPTIONS DETAIL
New Zealand Bond Call Option (Strike yield is
  8.40%.  Expiration date is 12/08/96.)          2,500 NZD     ($   276)
New Zealand Bond Put Options (Strike yield is
  9.17%.  Expiration date is 12/08/96.)          2,500 NZD            0
                                                                -------
Total Written Options (PREMIUMS RECEIVED $48)                  ($   276)
                                                                =======

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)           October 31, 1996
--------------------------------------------------------------------------------
STRONG SHORT-TERM GLOBAL BOND FUND (continued)



--------------------------------------------------------------------------------
FUTURES
-------
                                          UNDERLYING        UNREALIZED
                                           AMOUNT          APPRECIATION
                           EXPIRATION     AT VALUE        (DEPRECIATION)
                              DATE      (In Thousands)    (In Thousands)
--------------------------------------------------------------------------------
 Purchased:
 10  Ten-Year German
       Government Bonds       12/96         $1,646             $33
 13  Ten-Year Italian
       Government Bonds       12/96          2,117              58
 12  Two-Year U.S.
       Treasury Notes         12/96          2,489               8
 20  Five-Year U.S.
       Treasury Notes         12/96          2,145              16
 17  Ten-Year U.S.
       Treasury Notes         12/96          1,864              28

Sold:
 2   Ten-Year Australian
       Government Bonds       12/96           (210)             (7)
 2   Ten-Year French
       Government Bonds       12/96           (248)             (9)
 3   Ten-Year United Kingdom
       Government Bonds       12/96           (267)             (8)



FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-------------------------------------------
                                                          UNREALIZED
                                              VALUE      APPRECIATION
                             SETTLEMENT      IN USD     (DEPRECIATION)
                                DATE     (In Thousands)  (In Thousands)
--------------------------------------------------------------------------------
 Purchased:
    1,800,000  NZD            11/12/96       $1,270          $29
 Sold:
    3,880,000  AUD            11/12/96        3,068           25
    2,720,000  CAD             3/17/97        2,050          (48)
    3,550,000  DEM            11/13/96        2,341           64
    3,300,000  DKK             4/17/97          571           (6)
    8,600,000  FIM             4/24/97        1,914          (21)
    6,500,000  FRF             1/16/97        1,275           (1)
      850,000  GBP            12/09/96        1,381          (57)
4,000,000,000  IDR            11/21/96        1,710          (63)
5,000,000,000  IDR             7/09/97        2,029          (49)
    4,300,000  SEK             1/15/97          655           (8)
   25,000,000  THB            12/02/96          980           (3)
   15,000,000  THB             5/21/97          587           (8)



                                                  PERCENTAGE OF
INDUSTRY DIVERSIFICATION                          NET ASSETS
--------------------------------------------------------------------------------
Foreign Government .................................   30.1%
Bank - Regional ....................................   18.0
U.S. Government ....................................   12.1
Foreign Corporate ..................................   10.6
Non-Agency Single-Family ...........................    8.4
Non-Agency Commercial ..............................    5.9
Oil - International Integrated .....................    4.9
Paper & Forest Products ............................    3.5
Bank - Money Center ................................    2.2
Finance - Miscellaneous ............................    2.0
FHLMC ..............................................    1.9
Non-Agency Multi-Family ............................    1.3
FNMA ...............................................    1.0
Bank - Super Regional ..............................    0.9
Non-Agency Asset-Backed ............................    0.8
Leisure Service ....................................    0.7
Steel ..............................................    0.7
Media - Radio/TV ...................................    0.6
Non-Agency Manufactured Housing ....................    0.4
Other Assets and Liabilities, Net ..................   (6.0)
                                                      -----
Total                                                 100.0%
                                                      =====


--------------------------------------------------------------------------------
STRONG INTERNATIONAL BOND FUND
                                                  SHARES OR       VALUE
                                                  PRINCIPAL      (NOTE 2)
                                                   AMOUNT     (In Thousands)
--------------------------------------------------------------------------------
CORPORATE BONDS 3.5%
MEXICO 3.3%
Grupo Industrial Durango SA de CV Notes,
  12.625%, Due 8/01/03                             500 USD      $   521
Imexsa Export Trust Senior Structured Pass-Thru
  Certificates, Series 1996-1, 10.125%, Due 5/31/03
  (Acquired 5/22/96; Cost $500) (d)                500 USD          515
                                                                 ------
                                                                  1,036
UNITED STATES 0.2%
Bank of Boston Corporation Subordinated Floating
  Rate Notes, 5.6875%, Due 2/28/01                     $50           50
                                                                 ------
TOTAL CORPORATE BONDS (COST $1,050 )                              1,086

GOVERNMENT & AGENCY ISSUES 41.5%
ARGENTINA 3.3%
Republic of Argentina BOCON Previsional 2
  Floating Rate Notes, 5.4453%, Due 4/01/01        970 USD          889
Republic of Argentina Bote 10 Floating Rate
  Notes, 5.5625%, Due 4/01/00                      118 USD          132
                                                                 ------
                                                                  1,021
CANADA 6.1%
Government of Canada Debentures:
  8.50%, Due 3/01/00                             1,000 CAD          826
  10.25%, Due 12/01/98                           1,300 CAD        1,082
                                                                 ------
                                                                  1,908
DENMARK 3.9%
Kingdom of Denmark Notes:
  8.00%, Due 3/15/06                             4,500 DKK          831
  9.00%, Due 11/15/00                            2,000 DKK          388
                                                                 ------
                                                                  1,219
FINLAND 2.6%
Government of Finland Bonds, 10.00%,
  Due 9/15/01                                    3,000 FIM          792

FRANCE 4.4%
Government of France Debentures, 8.50%,
  Due 11/25/02                                   6,000 FRF        1,366

GERMANY 9.3%
Republic of Germany Debentures, Series 94,
  7.50%, Due 11/11/04                            4,000 DEM        2,907

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG INTERNATIONAL BOND FUND (continued)
                                                  SHARES OR       VALUE
                                                  PRINCIPAL      (NOTE 2)
                                                   AMOUNT     (In Thousands)
--------------------------------------------------------------------------------
IRELAND 2.3%
Government of Ireland Debentures, 9.25%,
  Due 7/11/03                                      380 IEP      $   710

NEW ZEALAND 5.6%
Government of New Zealand Notes:
  6.50%, Due 2/15/00                             1,700 NZD        1,175
  8.00%, Due 7/15/98                               800 NZD          574
                                                                -------
                                                                  1,749
UNITED STATES 4.0%
FHLMC Variable Rate Participation Certificates,
  7.271%, Due 7/01/24                              $   384          394
FNMA Adjustable Rate Mortgage-Backed Securities,
  7.672%, Due 6/01/24                                  809          841
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates,
  Series 1989-73, Class A, Principal Only,
  Due 8/25/14                                            4            4
                                                                -------
                                                                  1,239
                                                                -------
TOTAL GOVERNMENT & AGENCY ISSUES
  (COST $12,296)                                                 12,911

NON-AGENCY MORTGAGE &
  ASSET-BACKED SECURITIES 23.7%
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit
  Pass-Thru Certificates:
  Series 1990-3, Class A-3, 9.75%, Due 2/25/05         183          189
  Series 1990-17, Class M, 9.50%, Due 11/25/20         435          446
  Series  1993-3,  Class B1,  7.00%,  Due  3/25/08
  (Acquired 10/23/96; Cost $490) (d) (e)               497          494
DLJ Mortgage Acceptance Corporation Variable
  Rate Mortgage Pass-Thru Certificates, Series
  1991-3, Class A1, 7.3477%, Due 2/20/21 (e)         1,003        1,021
The Equitable Life Assurance Society of the
  United States Collateralized Floating Rate Notes,
  Series D-2, 6.4406%, Due 5/15/03
  (Acquired 8/08/96; Cost $502) (d)                    500          501
First Boston Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates, Series 1992-4,
  Class A-5, Interest Only, 0.625%, Due 10/25/22    30,900          217
GE Capital Mortgage Services, Inc. Real Estate
  Mortgage Investment Conduit
  Pass-Thru Certificates:
  Series 1993-13, Class B3, 6.00%, Due 10/25/08
  (Acquired 9/26/95; Cost $477)(d)                     583          513
  Series 1994-11, Class A3, 6.50%, Due 3/25/24         244          243
Merrill Lynch Home Equity Acceptance, Inc.
  Subordinated Variable Rate Mortgage-Backed
  Certificates, Series 1994-A, Class A-1, 6.4375%,
  Due 8/17/23                                          106          105
Merrill Lynch Mortgage Investors, Inc. Senior
  Subordinated Variable Rate Pass-Thru
  Certificates, Series 1994-H, Class M, 6.50%,
  Due 6/15/19                                           75           73
RTC Mortgage Pass-Thru Securities, Inc.
  Commercial Certificates, Series 1992-CHF,
  Class B, 7.15%, Due 12/25/20                         729          735
RTC Variable Rate Mortgage Pass-Thru
  Securities, Inc., Series 1995-1, Class B-5, 6.7178%,
  Due 10/25/28                                         895          886
Ryland Mortgage Securities Corporation Variable
  Rate Mortgage Participation Securities:
  Series 1991-1, 7.2924%, Due 3/25/20                1,026        1,051
  Series 1992-2, Class B, 8.00%, Due 1/25/19           102          102
Suncoast Collateralized Mortgage Obligation
  Trust III, Class C, 8.75%, Due 2/27/18               785          783
                                                                -------
TOTAL NON-AGENCY MORTGAGE &
  ASSET-BACKED SECURITIES (COST $7,122)                           7,359

OPTIONS 1.1%
New Zealand Bond Call Options (Strike yield is
  8.75%. Expiration date is 12/08/96.)(COST $48) 2,500 NZD          354

PREFERRED STOCKS 1.9%
First International Funding Company, 9.0508%
  (Acquired 9/10/96; COST $601) (d)                      6          598

SHORT-TERM INVESTMENTS (a) 34.6%
COMMERCIAL PAPER 12.0%
DISCOUNTED 11.9%
INDONESIA 8.8%
Asia Pulp & Paper Company, Ltd., Due 3/27/97       500 USD          485
Polysindo EKA Perkasa PT, Due 3/27/97            1,000 USD          964
Texmaco Jaya PT, Due 11/20/96                3,000,000 IDR        1,279
                                                                -------
                                                                  2,728
THAILAND 3.1%
Thai Oil Company, Ltd., Due 11/01/96            25,000 THB          980
                                                                -------
                                                                  3,708
INTEREST BEARING, DUE UPON DEMAND 0.1%
United States Cayman Eurodollar Call Deposit,
  4.25%                                                $19           19
                                                                -------
Total Commercial Paper                                            3,727

CORPORATE BONDS 4.7%
BRAZIL 4.1%
Banco Itau SA Eurodollar Notes, Zero %,
  Due 1/06/97                                      800 USD          790
Petroleo Brasileiro SA Eurodollar, 8.75%,
  Due 12/09/96                                     500 USD          500
                                                                -------
                                                                  1,290
CANADA 0.6%
Mobil Oil of Canada Corporation Senior
  Unsubordinated Notes, 9.00%, Due 5/02/97         250 CAD          191
                                                                -------
Total Corporate Bonds                                             1,481

GOVERNMENT & AGENCY ISSUES 4.1%
ARGENTINA 2.8%
Republic of Argentina Bote 2, 5.5469%,
  Due 9/01/97                                      880 USD          865

UNITED STATES 1.3%
United States Treasury Bills, Due 2/13/97 (c)         $410          404
                                                                -------
Total Government & Agency Issues                                  1,269

TIME DEPOSITS 13.8%
EGYPT 1.6%
Citibank Time Deposit (with Egyptian Pound
  indexation and interest based on the Egyptian
  denominated deposit), 9.375%, Due 1/21/97        500 USD          497

LEBANON 0.9%
Citibank Time Deposit (with Lebanese Pound
  indexation and interest based on the Lebanese
  denominated deposit), 15.20%, Due 11/01/96       250 USD          281

UNITED STATES 11.3%
Credite Suisse Time Deposit, 5.50%, Due 11/01/96      $500          500
Deutsche Bank Time Deposit, 5.50%, Due 11/01/96        600          600
Republic National Bank of New York Time Deposit,
  5.5625%, Due 11/01/96                                600          600
Royal Bank of Canada Time Deposit, 5.625%,
  Due 11/01/96                                         600          600
Societe Generale Time Deposit, 5.65%,
  Due 11/01/96                                         600          600
Wachovia Time Deposit, 5.64%, Due 11/01/96             600          600
                                                                -------
                                                                  3,500
                                                                -------
Total Time Deposits                                               4,278
                                                                -------
TOTAL SHORT-TERM INVESTMENTS
  (COST $10,726)                                                 10,755


                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)           October 31, 1996
--------------------------------------------------------------------------------
STRONG INTERNATIONAL BOND FUND (continued)
                                                  SHARES OR       VALUE
                                                  PRINCIPAL      (NOTE 2)
                                                   AMOUNT     (In Thousands)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
  (COST $31,843) 106.3%                                         $33,063
Other Assets and Liabilities, Net (6.3%)                         (1,964)
                                                                -------
NET ASSETS 100.0%                                               $31,099
                                                                =======


WRITTEN OPTIONS DETAIL
New Zealand Bond Call Option (Strike yield
  is 8.40%.  Expiration date is 12/08/96.)       2,500 NZD     ($   276)
New Zealand Bond Put Options, (Strike yield is
   9.17%.  Expiration date is 12/08/96.)         2,500 NZD            0
                                                               --------
Total Written Options (PREMIUMS RECEIVED $48)                  ($   276)
                                                               ========

FUTURES
-------
                                          UNDERLYING        UNREALIZED
                                            AMOUNT         APPRECIATION
                           EXPIRATION      AT VALUE       (DEPRECIATION)
                              DATE      (In Thousands)    (In Thousands)
--------------------------------------------------------------------------------
Purchased:
  3  Ten-Year Australian
       Government Bonds       12/96         $  315             $ 14
 11  Ten-Year French
       Government Bonds       12/96          1,361               51
 14  Ten-Year German
       Government Bonds       12/96          2,304               72
 19  Ten-Year Italian
       Government Bonds       12/96          3,095              217
  6  Ten-Year Japanese
       Government Bonds       12/96          6,619              325
 11  Ten-Year United Kingdom
       Government Bonds       12/96            979               27
Sold:
 5   Five-Year U.S.
       Treasury Notes         12/96           (536)             (14)



FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-------------------------------------------
                                                                UNREALIZED
                                               VALUE           APPRECIATION
                           SETTLEMENT          IN USD         (DEPRECIATION)
                              DATE        (In Thousands)      (In Thousands)
--------------------------------------------------------------------------------
Purchased:
   13,092,627  DEM          11/13/96          $8,634              ($237)
  200,000,000  ESP          11/29/96           1,564                (15)
      400,000  GBP          12/16/96             650                 28
4,758,000,000  ITL          11/13/96           3,130                 22
  933,283,500  JPY          11/13/96           8,201               (545)
    4,500,000  NZD          11/12/96           3,175                 52
Sold:
    2,200,000  AUD          11/12/96          (1,740)                14
    1,873,000  CAD           3/17/97          (1,411)               (33)
      250,700  CHF           4/24/97            (201)                 3
    3,700,000  DKK           4/17/97            (640)                (7)
    6,750,000  FRF           4/15/97          (1,330)               (13)
3,000,000,000  IDR          11/21/96          (1,283)               (47)
2,402,000,000  ITL          11/13/96          (1,580)               (11)
   25,000,000  THB          11/01/96            (980)                (1)


                                                  PERCENTAGE OF
 INDUSTRY DIVERSIFICATION                          NET ASSETS
--------------------------------------------------------------------------------
 Foreign Government .................................  82.0%
 Bank - Regional ....................................   9.6
 Foreign Corporate ..................................   4.1
 Non-Agency Commercial ..............................   3.3
 Oil - International Integrated .....................   3.2
 Finance - Miscellaneous ............................   1.9
 Non-Agency Single Family ...........................   1.6
 Oil - North American Integrated ....................   0.6
 Other Assets and Liabilities, Net ..................  (6.3)
                                                      ------
 Total                                                100.0%
                                                      ======
--------------------------------------------------------------------------------
STRONG INTERNATIONAL STOCK FUND
                                                  SHARES OR       VALUE
                                                  PRINCIPAL      (NOTE 2)
                                                   AMOUNT     (In Thousands)
--------------------------------------------------------------------------------
COMMON STOCKS 86.1%
ARGENTINA 1.2%
Quilmes Industrial SA ADR                          145,000      $ 1,523
YPF Sociedad Anonima ADR                            90,000        2,048
                                                                -------
                                                                  3,571
AUSTRALIA 4.9%
AAPC, Ltd.                                       1,903,853        1,145
Aberfoyle, Ltd.                                    405,000          846
Bank of Melbourne, Ltd.                            175,440        1,208
Cinema Plus, Ltd. (b)                              860,000          728
Coca-Cola Amatil, Ltd.                              27,591          379
Coles Myer, Ltd.                                    56,360          206
ERG Australia, Ltd.                                370,000          363
Email, Ltd.                                        108,070          297
Mount Edon Gold Mines, Ltd.                        195,085          251
Newcrest Mining, Ltd.                                1,807            6
Normandy Mining, Ltd.                            1,742,763        2,372
Novus Petroleum, Ltd.                            1,371,864        2,496
Oil Search, Ltd.                                 1,008,000        1,515
Resolute Samantha, Ltd.                            234,000          474
Sydney Aquarium, Ltd.                              577,100        1,598
Western Mining Corporation, Ltd.                   169,439        1,063
                                                                -------
                                                                 14,947
AUSTRIA 0.3%
Flughafen Wien AG                                   16,000          787

BELGIUM 0.8%
Algemene Maatschappij Voor Nijverheidskredit
  Almanij                                            5,200        1,705
Audiofina                                           16,000          689
                                                                -------
                                                                  2,394
BOTSWANA 0.3%
Sechaba Investment Trust Company, Ltd. (b)       1,090,000          748

BRAZIL 0.8%
Companhia Vale do Rio Doce Sponsored ADR            63,000        1,339
Usinas Siderurgicas de Minas Gerais
  Sponsored ADR                                    120,000        1,230
                                                                -------
                                                                  2,569
CANADA 0.3%
Direct Choice T.V., Inc. (b)                       100,000          254
Indochina Goldfields, Ltd. (Acquired 6/13/96;
  Cost $877) (b) (d)                                80,000          574
                                                                -------
                                                                    828
CHILE 0.8%
Chile Fund, Inc.                                    48,000        1,044
Five Arrows Chile Investment Trust, Ltd.           481,000        1,426
                                                                -------
                                                                  2,470
CHINA 1.2%
The China Fund, Inc.                               153,500        1,804
Ek Chor China Motorcycle Company, Ltd.              22,800          134
Inner Mongolia Erdos Cashmere 'B'                2,280,000        1,085
Shandong Huaneng Power Company, Ltd. ADR            70,000          639
                                                                -------
                                                                  3,662
COLOMBIA 0.1%
Banco Ganadero SA ADS (representing Class C
  Preference Shares)                                12,000          237

EGYPT 1.5%
Commercial International Bank of Egypt GDR
  (Acquired 7/19/96; Cost $333) (b) (d)             28,000          406
Egypt Investment Company, Ltd. (b)                  33,000          392
Egypt Investment Company, Ltd. (Acquired 6/03/96;
  Cost $1,071) (b) (d)                             104,000        1,235
Misr Oil & Soap Company (b)                        100,000          885
Nile for Matches (b)                                49,220          398
Suez Cement (b)                                     78,000        1,105
                                                                -------
                                                                  4,421


                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG INTERNATIONAL STOCK FUND (continued)
                                                  SHARES OR       VALUE
                                                  PRINCIPAL      (NOTE 2)
                                                   AMOUNT     (In Thousands)
--------------------------------------------------------------------------------
FINLAND 0.1%
Raision Tehtaat Oy 'V' Shares                        5,600      $   345

FRANCE 2.6%
Accor SA                                            12,000        1,504
Assurances Generales de France                      28,600          842
Club Mediterranee SA                                14,000          880
Europe 1 Communication                               4,400          952
Genset SA Sponsored ADR (b)                         35,000          608
Pathe SA (b)                                         8,077        2,174
Sabeton SA (b)                                       5,300          776
                                                                -------
                                                                  7,736
GERMANY 0.9%
Eurobike AG (b)                                     55,000        1,214
Leica Camera AG (b)                                 46,000        1,546
                                                                -------
                                                                  2,760
GHANA 0.5%
Ashanti Goldfields Company, Ltd. GDR                98,000        1,605

HONG KONG 3.5%
CDL Hotels International, Ltd.                   5,644,300        2,920
Hong Kong Land Holdings, Ltd.                    1,004,449        2,240
Jardine Matheson Holdings, Ltd.                    107,089          605
Jardine Strategic Holdings, Ltd.                   315,625        1,029
Peregrine Investment Holdings, Ltd.              1,121,000        1,805
Peregrine Investment Holdings, Ltd. Warrants,
  Expire 5/15/98 (b)                               125,100           23
C.P. Pokphand Company                            2,900,000          966
VTech Holdings, Ltd.                               586,000        1,144
                                                                -------
                                                                 10,732
HUNGARY 0.3%
Hungarian Investment Company, Ltd. (b)              10,000          885

INDIA 2.2%
Asian Hotels, Ltd.                                 139,000        1,018
The India Gateway Fund, Ltd. (b)                   125,000          608
The India Gateway Fund, Ltd. Warrants,
  Expire 5/31/97 (b)                                25,000            0
Indian Hotels Company, Ltd.                         42,000          772
Industrial Credit & Investment Corporation, Ltd.
  GDR (Acquired 8/02/96; Cost $690) (b) (d)         60,000          518
IS Himilayan Fund NV (b)                            65,000          780
Oriental Bank of Commerce                          528,000        1,063
Peregrine Indian Smaller Companies Fund (b)          7,100          380
State Bank of India, Ltd.                           51,060          332
Steel Authority of India, Ltd. GDR (Acquired
  3/07/96; Cost $830) (d)                           64,000          544
Titan Industries, Ltd.                             270,000          783
                                                                -------
                                                                  6,798
INDONESIA 4.2%
Astra International PT (Fgn Reg)                     2,000            4
Bank Bali PT (Fgn Reg)                             280,450          584
Bank Negara Indonesia PT (b)                     1,250,000          461
Bank Tiara Asia PT (Fgn Reg)                       756,000          682
Bukaka Teknik Utama PT (Fgn Reg)                   962,000          868
Ciputra Development PT (Fgn Reg)                 1,086,000          793
Ciputra Development PT Rights                      543,000           55
Davomas Abadi PT                                 1,850,000        1,708
Daya Guna Samudera PT (Acquired 10/16/96;
  Cost $421) (b) (d)                               496,500          485
Jaya Real Property PT (Fgn Reg)                    372,000          405
Kalbe Farma PT                                     900,000        1,063
Komatsu Indonesia PT (Fgn Reg)                   1,156,500          770
Modern Photo Film Company PT                       210,000          580
Semen Cibinong PT (Fgn Reg)                        509,000        1,115
Semen Gresik PT (Fgn Reg)                          415,000        1,194
Super Indah Makmur PT                              440,000          510
Tambang Timah PT Sponsored GDR                     104,000        1,589
                                                                -------
                                                                 12,866
IRELAND 0.3%
First Ireland Investment Company                   400,000          852

ISRAEL 1.0%
Ampal-American Israel Corporation Class A           85,300          405
Gilat Satellite Networks, Ltd. (b)                  44,000          858
Koor Industries, Ltd. ADR                           81,000        1,407
Tecnomatix Technologies, Ltd. (b)                   15,100          262
                                                                -------
                                                                  2,932
ITALY 4.1%
Arnoldo Mondadori Editore Spa                      150,000        1,105
Costa Crociere Spa                                 738,000        1,154
De Rigo Spa ADR (b)                                 49,600          539
Gemina Spa (b)                                   7,594,000        3,387
Instrumentation Laboratory Spa ADR (b)              83,000        1,006
Pininfarina Spa                                     40,600          333
STET - Societa' Finanziaria Telefonica PA          434,000        1,503
Simint Spa (b)                                   1,291,000        3,571
                                                                -------
                                                                 12,598
JAPAN 15.8%
Amway Japan, Ltd. Premium Exchangeable
  Participating Shares Trust                        25,600          477
C-Cube Corporation                                  15,000          119
Canon Sales Company, Inc.                           53,000        1,344
Charle Company                                      23,000          295
Chubu Steel Plate Company, Ltd.                    324,000        1,773
Daiwa House Industry Company, Ltd. Warrants,
  Expire 10/30/97 (b)                                1,700          213
Descente, Ltd.                                     120,000          726
Diamond City Company                               152,000        1,187
Eiden Sakakiya Company, Ltd. Warrants,
  Expire 11/30/99 (b)                                1,400          823
FamilyMart                                          42,400        1,770
Heiwa                                               78,000        1,362
Higashi Nihon House                                 55,000          791
Hirata Technical Company, Ltd.                      24,000          293
Horipro, Inc.                                       61,000          722
Imagineer Company, Ltd. (b)                         26,000        1,608
Ishiguro Homa Corporation                           41,000          737
Ishikawajima Harima Heavy Industries
  Company, Ltd.                                    335,000        1,543
Japan Cash Machine Company, Ltd.                    50,000          899
Japan Industrial Land Development                   20,900          601
Marubeni Corporation                               344,000        1,590
Mitsubishi Corporation                             127,000        1,415
Mitsui Fudosan                                     186,000        2,301
Morgan Stanley Group, Inc. Nikkei 225 Index
  Call Warrants, Expire 8/15/97 (b)                146,800        1,028
Mori Seiki Company, Ltd.                            53,000          781
Nichiha                                             82,500        1,520
Nippon Felt Company, Ltd.                          120,000          769
Nippon Shinpan Company                             214,000        1,293
Nippon Telegraph & Telephone Corporation               201        1,402
Nomura Securities Company, Ltd.                     78,000        1,286
OJI Paper Company, Ltd. Warrants,
  Expire 7/30/98 (b)                           975,000,000          667
Ohmoto Gumi Company, Ltd.                           80,000        1,235
Powdertech                                          76,000          933
Roland                                              60,000        1,226
SXL Corporation Warrants, Expire 2/26/99 (b)         6,300          457
Salomon & Taylor Made Company, Ltd.                 60,000          574
Shinseido Company, Ltd.                             89,000          734
Shiseido Company, Ltd.                             120,000        1,400


                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)          October 31, 1996
--------------------------------------------------------------------------------
STRONG INTERNATIONAL STOCK FUND (continued)
                                                  SHARES OR       VALUE
                                                  PRINCIPAL      (NOTE 2)
                                                   AMOUNT     (In Thousands)
--------------------------------------------------------------------------------
Shochiku Warrants, Expire 12/29/99 (b)               1,150      $   848
Sony Music Entertainment, Inc.                      16,000          616
TOC Company, Ltd.                                  201,000        2,204
Takeda Printing Company, Ltd.                       61,000          813
Takihyo Company, Ltd.                               61,000          819
Toho Company                                        11,110        1,705
Toho Real Estate                                    27,000          229
Trinity Industrial                                 152,000        1,213
Xebio Company, Ltd.                                 40,000        1,298
Yodogawa Steel Works Warrants,
  Expire 12/10/97 (b)                                  550          406
                                                                -------
                                                                 48,045
MALAYSIA 3.8%
ACP Industries BHD                                  36,000          236
Batu Kawan BHD                                     487,500        1,023
Highlands & Lowlands BHD                           484,000          843
IJM Corporation BHD 'A'                            480,000        1,045
Kumpulan Guthrie BHD                               580,000          895
Malaysian Resources Corporation BHD                480,000        1,843
Rashid Hussain BHD                                 192,000        1,201
Road Builder Holdings BHD                          157,000          808
Sime UEP Properties BHD                            400,000        1,100
TA Enterprise BHD                                  760,000        1,041
Technology Resources Industries BHD (b)            618,000        1,480
                                                                -------
                                                                 11,515
MEXICO 0.9%
Mexico Fund                                        144,100        2,035
Panamerican Beverages, Inc. Class A                  8,000          349
Telefonos de Mexico SA ADR Series L                 12,000          366
                                                                -------
                                                                  2,750
MOROCCO 0.2%
Banque Marocaine Du Commerce Exterieur
  Sponsored GDR (Acquired 3/29/96;
  Cost $508) (b) (d)                                40,000          635

NAMIBIA 0.2%
Namibia Breweries                                1,105,400          582

NETHERLANDS 0.5%
Philips Electronics NV ADR                          44,000        1,551

NEW ZEALAND 2.9%
CDL Hotels New Zealand, Ltd. (b)                 1,000,000          325
Direct Capital Partners, Ltd.                      400,000          206
Fernz Corporation, Ltd.                            226,320          791
Guinness Peat Group PLC                          5,355,533        2,951
Shortland Properties, Ltd.                       2,838,000        1,965
Sky City, Ltd. (b)                                 319,500        1,828
Tourism Holdings, Ltd.                             153,000          324
Tranz Rail Holdings, Ltd. (b)                       20,000          328
                                                                -------
                                                                  8,718
NORWAY 1.0%
Alvern Norway AS (b)                               122,000        1,473
Schibsted Group AS                                 110,000        1,676
                                                                -------
                                                                  3,149
PAKISTAN 0.6%
Pakistan Investment Fund, Inc. (b)                 233,000        1,252
Pakistan Telecommunications Corporation
  Sponsored GDR (b)                                  8,000          616
                                                                -------
                                                                  1,868
PAPUA/NEW GUINEA 0.1%
Lihir Gold, Ltd. (b)                               240,000          429

PERU 0.5%
Compania de Minas Buenaventura SA
  Sponsored ADR (b)                                 60,000        1,005
Minsur SA                                           60,000          539
                                                                -------
                                                                  1,544
PHILLIPINES 1.0%
Belle Corporation (b)                            3,160,000          843
Benpres Holdings Corporation Sponsored GDR (b)     109,000          790
Primetown Property Group, Inc. (b)               3,552,000          745
SM Prime Holdings, Inc. GDR (b)                     69,360          676
                                                                -------
                                                                  3,054
POLAND 0.3%
The Fleming Poland Fund, Ltd. Redeemable
  Participating Preference 'A' Shares (b)           90,000          889
The Fleming Poland Fund, Ltd. Warrants,
  Expire 1/31/99 (b)                                30,612           77
                                                                -------
                                                                    966
PORTUGAL 1.0%
Cimpor-Cimentos de Portugal SA                      70,000        1,468
Portugal Fund, Inc.                                 62,600          806
Portugal Telecom SA Sponsored ADR                   24,000          621
                                                                -------
                                                                  2,895
RUSSIA 2.7%
The Central European Growth Fund PLC             2,657,000        2,582
First NIS Regional Fund (b)                         40,000          440
The Fleming Russia Securities Fund, Ltd.
  (Acquired 8/17/94-6/26/96; Cost $1,557) (b)(d)   150,000        1,557
Morgan Stanley Russia & New Europe Fund, Inc. (b)   80,000        1,460
Red October Russian Depository Trust Certificates
  (Acquired 8/12/96-10/07/96; Cost $573) (b) (d)         8          620
Trade House GUM Sponsored ADR
  (Acquired 8/12/96-10/23/96; Cost $1,308)(b)(d)    32,000        1,504
                                                                -------
                                                                  8,163
SINGAPORE 3.3%
Acma, Ltd.                                         274,800          608
Acma, Ltd. Warrants, Expire 7/24/01 (b)             68,700           44
The Development Bank of Singapore,
  Ltd. (Fgn Reg)                                    35,000          420
Hong Leong Finance, Ltd. (Fgn Reg)                 296,000          903
Jardine Strategic Holdings Warrants,
  Expire 5/02/98 (b)                                46,625           14
Kay Hian James Capel Holdings, Ltd.              1,600,000        1,329
Keppel Corporation, Ltd.                           262,000        1,952
Robinson & Company, Ltd.                           220,000          906
ST Computer Systems & Services, Ltd. (Fgn Reg)     254,000          176
Singapore Airlines, Ltd. (Fgn Reg)                 105,000          924
Singapore Land, Ltd.                               124,000          686
Singapore Sesdaq Fund (b)                           36,000          621
United Overseas Land, Ltd.                         544,000          776
United Overseas Land, Ltd. Warrants,
  Expire 5/28/01 (b)                                54,400           24
Van Der Horst, Ltd.                                170,000          627
                                                                -------
                                                                 10,010
SOUTH AFRICA 1.1%
Energy Africa, Ltd. GDR (Acquired 2/23/96-5/21/96;
  Cost $1,276) (b) (d)                             100,000        1,500
Energy Africa, Ltd. GDS (b)                         15,000          225
Morgan Stanley Africa Investment Fund, Inc.         48,000          612
The South African Breweries, Ltd.
  (Acquired 10/04/96; Cost $1,017) (d)              40,000        1,040
                                                                -------
                                                                  3,377
SOUTH KOREA 1.8%
Hotel Shilla Company                                76,000          784
Kookmin Bank                                        76,581        1,227
Korea Electric Power Corporation                    38,210        1,127


                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG INTERNATIONAL STOCK FUND (continued)
                                                  SHARES OR       VALUE
                                                  PRINCIPAL      (NOTE 2)
                                                   AMOUNT     (In Thousands)
--------------------------------------------------------------------------------
Korean Air Lines Company, Ltd.                      46,218     $    864
Ssangyong Investment & Securities
  Company, Ltd. (b)                                 88,920        1,360
                                                               --------
                                                                  5,362
SPAIN 1.8%
Construcciones y Auxiliar de Ferrocarriles SA       30,000        1,174
Cortefiel SA                                        45,900        1,279
Fomento de Construcciones y Contratas SA            11,600          941
Sol Melia SA (b)                                    46,000        1,223
Sotogrande SA (b)                                  410,950          788
                                                               --------
                                                                  5,405
SWEDEN 0.8%
Argonaut AB 'B' Shares (b)                         467,000          937
Medical Invest Svenska AB 'B' Shares (b)            33,000          785
Rottneros AB                                       710,000          820
                                                               --------
                                                                  2,542
SWITZERLAND 3.7%
Crossair AG                                          2,250          870
Magazine Zum Globus Registered Shares                3,000        1,692
Nestle AG                                              855          926
Oerlikon - Buehrle Holding AG 'R' (b)               18,000        1,771
Reisebuero Kuoni AG                                    600        1,347
SGS (Societe Generale de Surveillance)Holdings SA    1,400        3,169
Schindler Holding AG                                 1,550        1,575
                                                               --------
                                                                 11,350
TAIWAN 1.0%
Jardine Fleming Fund                             1,835,000          660
Kwang Hua Fortune Fund                             986,000          385
NITC Fu-yuan Fund                                1,979,000          823
The Taipei Fund IDR (b)                                 60          519
Yuan Ta Duo Yuan Fund                            1,759,000          556
                                                               --------
                                                                  2,943
THAILAND 3.0%
Finance One PCL (Fgn Reg)                          318,000          897
Italian-Thai Development PCL                        20,000          106
Italian-Thai Development PCL (Fgn Reg)             108,600          575
Krung Thai Bank Republic Company, Ltd.             184,000          498
Land & House PCL (Fgn Reg)                          85,000          706
Loxley PCL (Fgn Reg)                                52,400          380
Matichon PCL (Fgn Reg)                             234,000          908
Property Perfect PCL (Fgn Reg)                     240,000          390
The Ruam Pattana Two Fund (Fgn Reg) (b)          2,473,300        1,139
Saha Union PCL (Fgn Reg)                           759,800          886
Shinawatra Computer Company PLC (Fgn Reg)           32,000          517
The Siam Cement PCL (Fgn Reg)                       25,000          855
Siam City Cement PCL (Fgn Reg)                     173,000        1,017
Thai Airways International PCL (Fgn Reg)           203,000          358
                                                               --------
                                                                  9,232
TURKEY 0.3%
The Turkey Trust PLC                               120,000          387
Turkish Investment Fund, Inc.                      109,600          589
                                                               --------
                                                                    976
UNITED KINGDOM 3.6%
Allied Domecq PLC                                  154,000        1,190
Body Shop International PLC                        380,000        1,224
British Aerospace PLC                               20,119          381
British Biotech PLC (b)                            197,500          713
Games Workshop Group PLC                           197,000        1,679
General Cable PLC ADR (b)                           92,800        1,601
Inchcape PLC                                       317,263        1,494
Lonrho PLC                                         215,717          526
Somerfield PLC (b)                                 400,000        1,008
Trocadero PLC (b)                                1,285,000        1,118
                                                               --------
                                                                 10,934

UNITED STATES 0.5%
Showboat, Inc.                                      26,500          504
Sunshine Mining and Refining Company (b)           800,000        1,000
                                                               --------
                                                                  1,504
VIETNAM 0.2%
Vietnam Frontier Fund (b)                           54,000          567

ZIMBABWE 1.0%
Meikles Africa, Ltd. (Acquired 10/24/96;
  Cost $1,736) (b) (d)                           1,312,900        1,772
Trans Zambezi Industries, Ltd. GDR (Acquired
  7/16/96; Cost $1,305) (b) (d)                    580,000        1,189
                                                               --------
                                                                  2,961
OTHER 0.6%
The Foreign & Colonial Emerging Middle East
  Fund, Inc. (b)                                    84,000        1,040
Schroder Asian Growth Fund, Inc. (b)                77,000          924
                                                               --------
                                                                  1,964
                                                               --------
TOTAL COMMON STOCKS (COST $278,550)                             261,734

PREFERRED STOCKS 2.7%
AUSTRALIA 0.8%
The News Corporation, Ltd. (b)                     543,271        2,386

BRAZIL 0.6%
Companhia Antartica Paulista - Industria
  Brasileira de Bebidas e Conexos                   12,340        1,682

GERMANY 1.2%
BBS Kraftfahrzeugtechnik AG (b)                      4,000          771
Hornbach Holding AG                                 13,000          814
KSB Group Non-Voting                                 8,000        1,036
Porsche AG Non-Voting (b)                            1,690        1,141
                                                               --------
                                                                  3,762
SOUTH KOREA 0.1%
Daeyu Securities Company, Ltd.                      40,000          277
                                                               --------
TOTAL PREFERRED STOCKS (COST $8,118)                              8,107

CORPORATE BONDS 0.6%
AUSTRALIA 0.3%
UIH Australia/PAC, Inc. Senior Discounted Notes,
  Series B, 14.00%, Due 5/15/06                  1,375 USD          725

BRAZIL 0.3%
OPP Petroquimica Bonds, 11.50%, Due 2/23/04
  (Acquired 2/15/96; Cost $997) (d)              1,000 USD        1,023
                                                               --------
TOTAL CORPORATE BONDS (COST $1,741)                               1,748

GOVERNMENT & AGENCY ISSUES 1.6%
ARGENTINA 0.4%
Republic of Argentina Variable Rate Debentures,
  6.625%, Due 3/31/05                            1,470 USD        1,208

ITALY 0.2%
Republic of Italy Convertible Notes, 5.00%,
  Due 6/28/01                                      500 USD          503

NEW ZEALAND 1.0%
Government of New Zealand Notes, 8.00%,
  Due 11/15/06 (b)                               4,090 NZD        3,029
                                                               --------
TOTAL GOVERNMENT & AGENCY
  ISSUES (COST $4,413)                                            4,740

SHORT-TERM INVESTMENTS (a) 7.3%
COMMERCIAL PAPER 0.4%
DISCOUNTED 0.4%
INDONESIA
Polysindo Eka Perkasa PT, Due 11/20/96       3,000,000 IDR        1,279


                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)            October 31, 1996
--------------------------------------------------------------------------------
STRONG INTERNATIONAL STOCK FUND (continued)
                                                  SHARES OR       VALUE
                                                  PRINCIPAL      (NOTE 2)
                                                   AMOUNT     (In Thousands)
--------------------------------------------------------------------------------
INTEREST BEARING, DUE UPON DEMAND 0.0%
UNITED STATES
United States Cayman Eurodollar Call Deposit, 4.25%     $1           $1
                                                               --------
Total Commercial Paper                                            1,280
TIME DEPOSITS 6.9%
EGYPT 0.3%
Citibank Time Deposit (with Egyptian Pound
  indexation and interest based on the Egyptian
  denominated deposit), 9.375%, Due 1/21/97      1,000 USD          994

LEBANON 0.8%
Citibank Time Deposit (with Lebanese Pound
  indexation and interest based on the Lebanese
  denominated deposit), 14.00%, Due 4/11/97      1,000 USD        1,010
Citibank Time Deposit (with Lebanese Pound
  indexation and interest based on the Lebanese
  denominated deposit), 14.20%, Due 11/12/96       500 USD          542
Citibank Time Deposit (with Lebanese Pound
  indexation and interest based on the Lebanese
  denominated deposit), 15.20%, Due 11/01/96       750 USD          843
                                                               --------
                                                                  2,395
UNITED STATES 5.8%
Bank of Scotland Time Deposit,  5.625%,
  Due 11/01/96                                     $ 2,400        2,400
Credite Agriculturale Time Deposit, 5.625%,
  Due 11/01/96                                      15,200       15,200
                                                               --------
                                                                 17,600
                                                               --------
Total Time Deposits                                              20,989
                                                               --------
TOTAL SHORT-TERM INVESTMENTS
  (COST $22,127)                                                 22,269
                                                               --------
TOTAL INVESTMENTS IN SECURITIES
  (COST $314,949) 98.3%                                         298,598
Other Assets and Liabilities, Net 1.7%                            5,299
                                                               --------
NET ASSETS 100.0%                                              $303,897
                                                               ========


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-------------------------------------------
                                                                UNREALIZED
                                               VALUE           APPRECIATION
                           SETTLEMENT          IN USD         (DEPRECIATION)
                              DATE        (In Thousands)      (In Thousands)
--------------------------------------------------------------------------------
Purchased:
   25,000,000  FRF          2/14/97          $ 4,910              $ 55
Sold:
   13,329,800  CHF          3/25/97          (10,666)              334
    9,090,000  DEM          4/25/97           (6,057)              (57)
   25,000,000  FRF          2/14/97           (4,910)               70
   38,475,000  FRF          4/25/97           (7,584)              (84)
    8,951,407  GBP          1/03/97          (14,540)             (540)
3,000,000,000  IDR         11/21/96           (1,283)              (53)
1,686,330,000  JPY          2/03/97          (14,994)                6


                                                 PERCENTAGE OF
INDUSTRY DIVERSIFICATION                          NET ASSETS
--------------------------------------------------------------------------------
Closed-End Fund ....................................    9.6%
Conglomerate .......................................    8.2
Leisure Service ....................................    6.5
Real Estate ........................................    6.3
Engineering & Construction .........................    5.5
Metals & Mining ....................................    3.9
Finance - Miscellaneous ............................    3.4
Bank - Money Center ................................    3.3
Retail - Specialty .................................    2.7
Oil - International Integrated .....................    2.6
Brokerage & Investment Management ..................    2.5
Shoe & Apparel Manufacturing .......................    2.4
Telecommunication Service ..........................    2.4
Media - Publishing .................................    2.3
Food ...............................................    2.0
Machinery - Miscellaneous ..........................    1.9
Beverage - Alcoholic ...............................    1.8
Steel ..............................................    1.7
Foreign Government .................................    1.6
Electronic Products - Miscellaneous ................    1.3
Consumer - Miscellaneous ...........................    1.2
Retail - Major Chain ...............................    1.2
Media - Radio/TV ...................................    1.2
Airline ............................................    1.0
Retail - Food Chain ................................    0.9
Agricultural Operations ............................    0.8
Household Appliance & Furnishings ..................    0.8
Retail - Department Store ..........................    0.8
Cosmetic & Personal Care ...........................    0.7
Paper & Forest Products ............................    0.7
Computer Software ..................................    0.6
Electric Power .....................................    0.6
Healthcare - Drug/Diversified ......................    0.6
Leisure Product ....................................    0.6
Automobile .........................................    0.5
Diversified Operations .............................    0.5
Housing Related ....................................    0.5
Metal Products & Fabrication .......................    0.5
Telecommunication Equipment ........................    0.5
Machinery - Transportation Equipment & Parts .......    0.4
Auto & Truck Parts .................................    0.3
Chemical ...........................................    0.3
Healthcare - Instrumentation .......................    0.3
Healthcare - Medical Supply ........................    0.3
Housing ............................................    0.3
Index Based ........................................    0.3
Insurance - Diversified ............................    0.3
Machine Tool .......................................    0.3
Machinery - Construction & Mining ..................    0.3
Shipping ...........................................    0.3
Transportation Service .............................    0.3
Yankee Corporate ...................................    0.3
Beverage - Soft Drink ..............................    0.2
Healthcare - Biomedical/Genetic ....................    0.2
Aerospace & Defense ................................    0.1
Bank - Regional ....................................    0.1
Computer Service ...................................    0.1
Railroad ...........................................    0.1
Telephone ..........................................    0.1
Short-Term Investments .............................    7.3
Other Assets and Liabilities, Net ..................    1.7
                                                      ------
Total                                                 100.0%
                                                      ======

                       See notes to financial statements.
18

--------------------------------------------------------------------------------
STRONG ASIA PACIFIC FUND
                                                  SHARES OR       VALUE
                                                  PRINCIPAL      (NOTE 2)
                                                   AMOUNT     (In Thousands)
--------------------------------------------------------------------------------
COMMON STOCKS 84.8%
AUSTRALIA 11.8%
AAPC, Ltd.                                         459,846       $  276
Aberfoyle, Ltd.                                    235,000          491
Australian Tourism Group                           300,000          195
Bank of Melbourne, Ltd.                             47,472          327
Boral, Ltd.                                         50,342          125
Cinema Plus, Ltd. (b)                              868,000          735
Coca-Cola Amatil, Ltd.                              13,903          191
Coles Myer, Ltd.                                    15,000           55
ERG Australia, Ltd.                                 61,159           60
Email, Ltd.                                         50,000          137
MIM Holdings, Ltd.                                 174,461          226
Macmahon Holdings, Ltd.                            145,000          115
Mount Edon Gold Mines, Ltd.                        146,000          188
Nautilus Australia, Ltd. (b)                       276,000          131
Newcrest Mining, Ltd.                                  512            2
Normandy Mining, Ltd. (b)                          645,756          879
Novus Petroleum, Ltd.                              473,220          861
Oil Search, Ltd.                                   552,000          830
Peptide Technology, Ltd. (b)                       330,000          159
Polartechnics, Ltd. (b)                            155,000          348
Resolute Samantha, Ltd.                             39,000           79
Sea World Property Trust                           150,000          159
Southern Star Group, Ltd. (b)                      300,000          425
Sydney Aquarium, Ltd.                              337,950          936
Sydney Harbour Casino Holdings, Ltd. (b)           202,000          288
Western Mining Corporation, Ltd.                    44,642          280
                                                                 ------
                                                                  8,498
CANADA 0.2%
Indochina Goldfields, Ltd. (Acquired 6/13/96;
  Cost $296) (b) (d)                                27,000          194

CHINA 2.7%
The China Fund, Inc.                                60,400          710
China International Marine Containers,
  Ltd. 'B' Shares                                  250,000          215
Ek Chor China Motorcycle Company, Ltd.               8,750           51
Guangshen Railway Company, Ltd. Sponsored
  ADR (b)                                           13,000          242
Inner Mongolia Erdos Cashmere 'B'                  727,000          346
Shandong Huaneng Power Company, Ltd. ADR            41,000          374
                                                                 ------
                                                                  1,938
HONG KONG 5.2%
CDL Hotels International, Ltd.                   1,611,338          834
China Overseas Land & Investment, Ltd.           1,030,000          383
Guoco Group, Ltd.                                    1,000            5
Hong Kong Land Holdings, Ltd.                      354,295          790
Jardine Matheson Holdings, Ltd.                     25,877          146
Jardine Strategic Holdings, Ltd.                   108,750          355
Peregrine Investment Holdings, Ltd.                349,000          562
Peregrine Investment Holdings, Ltd. Warrants,
  Expire 5/15/98 (b)                                43,400            8
C.P. Pokphand Company                            1,130,000          376
Tingyi (Cayman Island) Holding Company (b)         165,000           36
VTech Holdings, Ltd.                               133,000          260
                                                                 ------
                                                                  3,755
INDIA 2.7%
Asian Hotels, Ltd.                                  40,000          293
IS Himilayan Fund NV (b)                            24,000          288
The India Gateway Fund, Ltd. (b)                    25,000          122
The India Gateway Fund, Ltd. Warrants,
  Expire 5/31/97 (b)                                 5,000            0
Indian Hotels Company, Ltd.                         14,000          257
Industrial Credit & Investment Corporation,
  Ltd. GDR (Acquired 8/02/96; Cost $184) (b) (d)    16,000          138
Oriental Bank of Commerce                          128,000          258
Peregrine Indian Smaller Companies Fund (b)          2,000          107
State Bank of India, Ltd.                           16,070          104
Steel Authority of India, Ltd. GDR                   5,000           43
Steel Authority of India, Ltd. GDR (Acquired
  3/07/96; Cost $104) (d)                            8,000           68
Titan Industries, Ltd.                              88,300          256
                                                                 ------
                                                                  1,934
INDONESIA 8.2%
Bank Bali PT (Fgn Reg)                             142,100          296
Bank Negara Indonesia PT (b)                       500,000          184
Bank Tiara Asia PT (Fgn Reg)                       360,000          325
Bukaka Teknik Utama PT (Fgn Reg)                   389,000          351
Ciputra Development PT (Fgn Reg)                   282,000          206
Ciputra Development PT Rights                      141,000           14
Davomas Abadi PT                                   750,000          693
Daya Guna Samudera PT (Acquired 10/16/96;
  Cost $105) (b) (d)                               124,000          121
Jaya Real Property PT (Fgn Reg)                    160,000          174
Kalbe Farma PT                                     280,000          331
Kawasan Industries Jababeka PT (Fgn Reg)             5,500            7
Komatsu Indonesia PT (Fgn Reg)                     494,000          329
Lippo Bank PT (Fgn Reg)                            300,000          435
Modern Photo Film Company PT                        54,000          149
Ramayana Lestari Sentosa (Fgn Reg) (b)             195,000          331
Semen Cibinong PT (Fgn Reg)                        204,000          447
Semen Gresik PT (Fgn Reg)                          145,000          417
Steady Safe PT (Fgn Reg)                           224,400          219
Super Indah Makmur PT                              125,000          145
Tambang Timah PT Sponsored GDR
  (Acquired 10/06/95-1/26/96; Cost $588) (d)        46,000          703
                                                                 ------
                                                                  5,877
JAPAN 20.2%
Amway Japan, Ltd. Premium Exchangeable
  Participating Shares Trust                         6,800          127
Benesse Corporation                                     50            3
C-Cube Corporation                                  14,000          111
Canon Sales Company, Inc.                           21,000          532
Chubu Steel Plate Company, Ltd.                    105,000          575
Daiwa House Industry Company, Ltd. Warrants,
  Expire 10/30/97 (b)                                1,450          181
Descente, Ltd.                                      30,000          182
Diamond City Company                                38,000          297
Eiden Sakakiya Company, Ltd. Warrants,
  Expire 11/30/99 (b)                                  350          206
FamilyMart                                          11,000          459
Heiwa                                               28,000          489
Higashi Nihon House                                 13,000          187
Hirata Technical Company, Ltd.                       7,000           85
Hokuetsu Metal                                      44,000          197
Horipro, Inc.                                       20,000          237
Imagineer Company, Ltd. (b)                          6,000          371
Ishiguro Homa Corporation                           15,000          270
Ishikawajima Harima Heavy Industries
  Company, Ltd.                                    120,000          553
Japan Cash Machine Company, Ltd.                    13,000          234
Japan Industrial Land Development                    5,500          158
Marubeni Corporation                                81,000          374
Mitsubishi Corporation                              35,000          390
Mitsui Fudosan                                      57,000          705
Morgan Stanley Group, Inc. Nikkei 225 Index
  Call Warrants, Expire 8/15/97 (b)                 42,000          294
Mori Seiki Company, Ltd.                            12,000          177
Nichiha                                             23,100          425
Nippon Felt Company, Ltd.                           34,000          218
Nippon Shinpan Company                              74,000          447


                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)            October 31, 1996
--------------------------------------------------------------------------------
STRONG ASIA PACIFIC FUND (continued)
                                                  SHARES OR       VALUE
                                                  PRINCIPAL      (NOTE 2)
                                                   AMOUNT     (In Thousands)
--------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corporation                38      $   265
Nomura Securities Company, Ltd.                     30,000          495
OJI Paper Company, Ltd. Warrants,
  Expire 7/30/98 (b)                           250,000,000          171
Ohmoto Gumi Company, Ltd.                           18,640          288
Powdertech                                          16,000          196
Roland                                              15,000          307
SXL Corporation Warrants, Expire 2/26/99 (b)           900           65
Salomon & Taylor Made Company, Ltd.                 17,000          163
Shinseido Company, Ltd.                             33,000          272
Shiseido Company, Ltd.                              34,000          397
Shochiku Warrants, Expire 12/29/99 (b)                 375          277
Sony Music Entertainment, Inc.                       4,000          154
TOC Company, Ltd.                                   51,000          559
Takeda Printing Company, Ltd.                       29,000          387
Takefuji Corporation (b)                             1,000           72
Takihyo Company, Ltd.                               13,000          174
Toho Company                                         3,110          477
Toho Real Estate                                    13,000          110
Toko Seiki Company                                  26,000          162
Trinity Industrial                                  72,000          575
Xebio Company, Ltd.                                 14,000          454
Yodogawa Steel Works Warrants, Expire 12/10/97(b)      100           74
                                                                -------
                                                                 14,578
MALAYSIA 5.3%
ACP Industries BHD                                  35,000          230
Batu Kawan BHD                                     213,500          448
Highlands & Lowlands BHD                           124,000          216
IJM Corporation BHD 'A'                            183,000          398
Kumpulan Guthrie BHD                               163,000          252
Malaysian Resources Corporation BHD                168,000          645
Rashid Hussain BHD                                  39,000          244
Road Builder Holdings BHD                           74,000          381
Selangor Dredging BHD                              107,000           71
Sime UEP Properties BHD                             95,000          261
TA Enterprise BHD                                  220,000          301
Technology Resources Industries BHD (b)            155,000          371
                                                                -------
                                                                  3,818
NEW ZEALAND 8.3%
AFFCO Holdings, Ltd.                               757,914          268
CDL Hotels New Zealand, Ltd. (b)                   552,000          179
Corporate Investments, Ltd. (b)                  1,100,000          466
Dairy Brands New Zealand, Ltd.                     430,000          172
Direct Capital Partners, Ltd.                      800,000          413
Evergreen Forests, Ltd. (b)                      1,300,000          560
Fernz Corporation, Ltd.                             68,470          239
Guinness Peat Group PLC                          1,811,625          998
Hellaby Holdings, Ltd.                             200,400          273
Kiwi Income Property Trust                         480,000          353
Lane Walker Rudkin Industries, Ltd.                150,000          169
Shortland Properties, Ltd.                       1,140,000          789
Sky City, Ltd. (b)                                 109,000          624
Tourism Holdings, Ltd.                              91,600          194
Tranz Rail Holdings, Ltd. (b)                        5,000           82
Trans Tasman Properties                            372,000          194
                                                                -------
                                                                  5,973
PAKISTAN 0.8%
Pakistan Investment Fund, Inc. (b)                  58,000          312
Pakistan Telecommunications, Ltd. GDR
  (Acquired 9/16/94-4/18/96; Cost $366) (b) (d)      3,000          231
                                                                -------
                                                                    543
PAPUA/NEW GUINEA 0.3%
Lihir Gold, Ltd. (b)                               130,000          232

PHILLIPINES 2.4%
Belle Corporation (b)                              660,000          176
Benpres Holdings Corporation
  (Acquired 10/25/94-1/30/96; Cost $561) (b)(d)     63,080          457
The Filipino Fund, Inc.                         10,790,000          325
HI Cement Corporation (b)                          160,000           49
Primetown Property Group, Inc. (b)                 811,000          170
SM Prime Holdings, Inc. GDR (Acquired 6/15/94;
  Cost $95) (b) (d)                                 14,821          145
Solid Group, Inc. (b)                            1,220,000          251
Urban Bank, Inc.                                    23,000          148
                                                                -------
                                                                  1,721
RUSSIA 0.5%
The Fleming Russia Securities Fund, Ltd.
  (Acquired 8/17/94-9/28/94; Cost $366) (b) (d)     36,000          374

SINGAPORE 6.3%
Acma, Ltd.                                         172,800          383
Acma, Ltd. Warrants, Expire 7/24/01 (b)             43,200           27
Cosco Investments, Ltd.                             45,000           47
The Development Bank of Singapore, Ltd.(Fgn Reg)     5,000           60
GB Holdings, Ltd.                                  129,000           82
GP Batteries International, Ltd.                   174,000          505
Hong Leong Finance, Ltd. (Fgn Reg)                 144,000          439
Indonesia Development Fund, Ltd.                    40,000          292
Jardine Strategic Holdings Warrants,
  Expire 5/02/98 (b)                                12,750            4
Kay Hian James Capel Holdings, Ltd.                430,000          357
Keppel Corporation, Ltd.                            70,000          522
Lim Kah Ngam, Ltd.                                  77,000           85
Robinson & Company, Ltd.                            71,000          292
ST Computer Systems & Services, Ltd. (Fgn Reg)      29,000           20
Singapore Airlines, Ltd. (Fgn Reg)                  35,000          308
Singapore Land, Ltd.                                60,000          332
Singapore Sesdaq Fund (b)                           23,000          397
United Overseas Land, Ltd.                         114,000          163
United Overseas Land, Ltd. Warrants,
  Expire 5/28/01 (b)                                11,400            5
Van Der Horst, Ltd.                                 54,000          199
                                                                -------
                                                                  4,519
SOUTH KOREA 2.6%
Hana Bank                                           24,230          368
Hana Bank-New (b)                                    4,195           61
Hotel Shilla Company                                19,000          196
Kookmin Bank                                        16,497          264
Korea Electric Power Corporation                    13,800          407
Korean Air Lines Company, Ltd.                       7,200          134
Ssangyong Investment & Securities
  Company, Ltd. (b)                                 30,024          459
                                                                -------
                                                                  1,889
TAIWAN 2.2%
Core Pacific Pioneer Fund (b)                      166,000           55
Evergreen Marine Corporation                        30,728           53
Jardine Fleming Fund                               520,000          187
Kwang Hua Fortune Fund                             249,000           97
NITC Fu-yuan Fund                                  547,000          228
ROC Taiwan Fund (b)                                 15,000          146
The Taipei Fund IDR (b)                                 80          692
Yuan Ta Duo Yuan Fund                              506,000          160
                                                                -------
                                                                  1,618
THAILAND 4.0%
Finance One PCL (Fgn Reg)                           80,400          227
Italian-Thai Development PCL (Fgn Reg)              39,000          206
Krung Thai Bank Republic Company, Ltd.              90,000          243
Land & House PCL (Fgn Reg)                          25,000          208
Loxley PCL (Fgn Reg)                                18,000          131


                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG ASIA PACIFIC FUND (continued)
                                                  SHARES OR       VALUE
                                                  PRINCIPAL      (NOTE 2)
                                                   AMOUNT     (In Thousands)
--------------------------------------------------------------------------------
Matichon PCL (Fgn Reg)                              76,000      $   295
Property Perfect PCL (Fgn Reg)                      70,000          114
The Ruam Pattana Two Fund                           90,000           41
The Ruam Pattana Two Fund (Fgn Reg) (b)            435,000          200
Saha Union PCL (Fgn Reg)                           422,700          493
Shinawatra Computer Company PLC (Fgn Reg)            8,000          129
The Siam Cement PCL (Fgn Reg)                        8,000          274
Siam City Cement PCL (Fgn Reg)                      38,000          223
Thai Airways International PCL (Fgn Reg)            42,000           74
                                                                -------
                                                                  2,858
VIETNAM 0.7%
Beta Mekong Fund, Ltd. (b)                           5,000          243
Vietnam Frontier Fund (b)                           22,000          231
                                                                -------
                                                                    474
OTHER 0.4%
Schroder Asian Growth Fund, Inc. (b)                22,000          264
                                                                -------
TOTAL COMMON STOCKS (COST $66,976)                               61,057

PREFERRED STOCKS 1.2%
AUSTRALIA 1.0%
The News Corporation, Ltd. (b)                     166,134          730

SOUTH KOREA 0.2%
Korean Air Lines Company, Ltd.                      17,660          167
                                                                -------
TOTAL PREFERRED STOCKS (COST $971)                                  897

CONVERTIBLE BONDS 0.0%
AUSTRALIA
Sydney Aquarium, Ltd. Notes, 11.50%,
  Due 3/15/08 (Cost $18)                            13 AUD           34

CORPORATE BONDS 0.3%
AUSTRALIA
UIH Australia/PAC, Inc. Senior Discounted Notes,
  Series B, 14.00%, Due 5/15/06 (COST $216)        400 USD          211

GOVERNMENT & AGENCY ISSUES 1.2%
NEW ZEALAND
Government of New Zealand Notes, 8.00%,
  Due 11/15/06 (b) (COST $767)                   1,120 NZD          830

SHORT-TERM INVESTMENTS (a) 11.0%
COMMERCIAL PAPER 0.7%
DISCOUNTED 0.6%
INDONESIA
Polysindo Eka Perkasa PT, Due 11/20/96       1,000,000 IDR          426

INTEREST BEARING, DUE UPON DEMAND 0.1%
UNITED STATES
United States Cayman Eurodollar Call Deposit,
  4.25%                                             $   72           72
                                                                -------
Total Commercial Paper                                              498

TIME DEPOSITS 10.3%
UNITED STATES
Bank of Scotland Time Deposit, 5.625%,
  Due 11/01/96                                       3,600        3,600
Credite Agriculturale Time Deposit, 5.625%,
  Due 11/01/96                                       3,600        3,600
Deutsche Bank Time Deposit, 5.50%, Due 11/01/96        200          200
                                                                -------
Total Time Deposits                                               7,400
                                                                -------
TOTAL SHORT-TERM INVESTMENTS
  (COST $7,897)                                                   7,898
                                                                -------
TOTAL INVESTMENTS IN SECURITIES
  (COST $76,845) 98.5%                                           70,927
Other Assets and Liabilities, Net 1.5%                            1,112
                                                                -------
NET ASSETS 100.0%                                               $72,039
                                                                =======



FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-------------------------------------------
                                                                UNREALIZED
                                               VALUE           APPRECIATION
                           SETTLEMENT          IN USD         (DEPRECIATION)
                              DATE        (In Thousands)      (In Thousands)
--------------------------------------------------------------------------------
Sold:
1,000,000,000  IDR          11/21/96         ($  428)              ($17)
  393,477,000  JPY           2/03/97          (3,499)                 1


                                                  PERCENTAGE OF
INDUSTRY DIVERSIFICATION                          NET ASSETS
--------------------------------------------------------------------------------
Real Estate ..........................................  8.6%
Conglomerate .........................................  8.5
Leisure Service ......................................  7.9
Closed-End Fund ......................................  7.6
Engineering & Construction ...........................  6.7
Metals & Mining ......................................  5.0
Bank - Money Center ..................................  4.9
Brokerage & Invesment Management .....................  3.1
Oil - International Integrated .......................  2.3
Electronic Products - Miscellaneous ..................  2.2
Media - Publishing ...................................  2.0
Shoe & Apparel Manufacturing .........................  1.9
Finance - Miscellaneous ..............................  1.6
Machinery - Miscellaneous ............................  1.5
Agricultural Operations ..............................  1.4
Food .................................................  1.4
Paper & Forest Products ..............................  1.3
Foreign Government ...................................  1.2
Media - Radio/TV .....................................  1.2
Telecommunication Service ............................  1.2
Electric Power .......................................  1.1
Steel ................................................  1.1
Consumer - Miscellaneous .............................  1.0
Metal Products & Fabrication .........................  1.0
Airline ..............................................  0.9
Cosmetic & Personal Care .............................  0.9
Retail - Major Chain .................................  0.8
Diversified Operation ................................  0.7
Housing Related ......................................  0.6
Leisure Product ......................................  0.6
Retail - Food Chain ..................................  0.6
Retail - Specialty ...................................  0.6
Shipping .............................................  0.6
Computer Software ....................................  0.5
Healthcare - Drug/Diversified ........................  0.5
Healthcare - Instrumentation .........................  0.5
Machinery - Construction & Mining ....................  0.5
Household Appliance & Furnishings ....................  0.4
Index Based ..........................................  0.4
Railroad .............................................  0.4
Retail - Department Store ............................  0.4
Beverage - Soft Drink ................................  0.3
Chemical .............................................  0.3
Housing ..............................................  0.3
Transportation Service ...............................  0.3
Healthcare - Biomedical/Genetic ......................  0.2
Machine Tool .........................................  0.2
Telecommunication Equipment ..........................  0.2
Auto & Truck Parts ...................................  0.1
Short-Term Investments ............................... 11.0
Other Assets and Liabilities, Net ....................  1.5
                                                      -----
Total                                                 100.0%
                                                      =====


                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)            October 31, 1996
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
LEGEND
------
(a) Short-Term Investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d)  Restricted security.
(e)  All or a portion of security is When-Issued.

All principal amounts and costs are stated in thousands.
Percentages are stated as a percent of net assets.

CURRENCY ABBREVIATIONS
----------------------
AUD Australian Dollar
CAD Canadian Dollar
CHF Swiss Franc
DEM German Mark
DKK Danish  Krona
ESP Spanish  Peseta
FIM Finish Mark
FRF French Franc
GBP British  Pound
IDR Indonesian Rupiah
IEP Irish Punt
ITL Italian Lira
JPY Japanese Yen
NZD New Zealand Dollar
SEK Swedish Krona
THB Thailand Baht
USD United States Dollar


                       See notes to financial statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31, 1996
                                                                                          (In Thousands)
                                                                              STRONG SHORT-TERM     STRONG INTERNATIONAL
                                                                              GLOBAL BOND FUND            BOND FUND
                                                                              -----------------     --------------------
INTEREST INCOME                                                                    $ 2,826                 $2,021
EXPENSES:
   Investment Advisory Fees                                                            231                    189
   Custodian Fees                                                                      167                    143
   Shareholder Servicing Costs                                                          79                     85
   Reports to Shareholders                                                              24                     27
   Federal and State Registration Fees                                                  36                     33
   Other                                                                                35                     27
                                                                                   -------                -------
   Total Expenses before Waivers and Absorptions                                       572                    504
   Voluntary Expense Waivers and Absorptions by Advisor                               (572)                  (504)
                                                                                   -------                -------
   Expenses, Net                                                                        --                     --
                                                                                   -------                -------
NET INVESTMENT INCOME                                                                2,826                  2,021

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
     Investments                                                                       102                     16
     Futures Contracts, Options and Forward Foreign Currency Contracts                  87                   (228)
     Foreign Currencies                                                                  1                     (1)
   Change in Unrealized Appreciation/Depreciation on:
     Investments                                                                       725                    530
     Futures Contracts, Options and Forward Foreign Currency Contracts                 194                    (82)
     Foreign Currencies                                                                 (2)                    (4)
                                                                                   -------                -------
NET GAIN                                                                             1,107                    231
                                                                                   -------                -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $ 3,933                $ 2,252
                                                                                   =======                =======

                                                                            STRONG INTERNATIONAL        STRONG ASIA
                                                                                 STOCK FUND             PACIFIC FUND
                                                                            --------------------        ------------
INCOME:
   Dividends (net of withholding taxes of $711 and $208, respectively)             $ 4,830                $ 1,278
   Interest                                                                          1,962                    616
                                                                                   -------                -------
   Total Income                                                                      6,792                  1,894
EXPENSES:
   Investment Advisory Fees                                                          2,966                    979
   Custodian Fees                                                                      826                    359
   Shareholder Servicing Costs                                                         790                    295
   Other                                                                               366                    136
                                                                                   -------                -------
   Total Expenses                                                                    4,948                  1,769
                                                                                   -------                -------
NET INVESTMENT INCOME                                                                1,844                    125

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
     Investments                                                                    18,103                  1,753
     Forward Foreign Currency Contracts                                              8,286                  2,422
     Foreign Currencies                                                                 (7)                    (3)
   Change in Unrealized Appreciation/Depreciation on:
     Investments                                                                    (5,310)                (1,193)
     Forward Foreign Currency Contracts                                             (4,328)                (1,253)
     Foreign Currencies                                                                 (6)                    --
                                                                                   -------                -------
NET GAIN                                                                            16,738                  1,726
                                                                                   -------                -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $18,582                $ 1,851
                                                                                   =======                =======


                                                                              23
                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------------------------------------
October 31, 1996
                                                                                         (In Thousands, Except Per Share Amounts)

                                                                                        STRONG SHORT-TERM     STRONG INTERNATIONAL
                                                                                        GLOBAL BOND FUND            BOND FUND
                                                                                        -----------------     --------------------
ASSETS:
   Investments in Securities, at Value (Cost of $73,739 and $31,843, respectively)           $ 75,126                $33,063
   Receivable from Brokers for Securities and Forward Foreign Currency Contracts Sold             120                      6
   Receivable for Fund Shares Sold                                                                359                     15
   Interest Receivable                                                                            644                    600
   Other Assets                                                                                    92                    121
                                                                                             --------                -------
   Total Assets                                                                                76,341                 33,805

LIABILITIES:
   Payable to Brokers for Securities and Forward Foreign Currency Contracts Purchased           5,067                  2,361
   Written Options, at Value (Premiums Received of $48 and $48, respectively)                     276                    276
   Payable for Fund Shares Redeemed                                                                55                     --
   Payable to Advisor for Organizational Costs                                                     70                     69
                                                                                             --------                -------
   Total Liabilities                                                                            5,468                  2,706
                                                                                             --------                -------
NET ASSETS                                                                                   $ 70,873                $31,099
                                                                                             ========                =======
Capital Shares Outstanding (Unlimited Number Authorized)                                        6,602                  2,619

NET ASSET VALUE PER SHARE                                                                      $10.74                 $11.87
                                                                                               ======                 ======


                                                                                      STRONG INTERNATIONAL         STRONG ASIA
                                                                                           STOCK FUND             PACIFIC FUND
                                                                                      --------------------        ------------
ASSETS:
   Investments in Securities, at Value (Cost of $314,949 and $76,845, respectively)          $298,598                $70,927
   Receivable from Brokers for Securities and Forward Foreign Currency Contracts Sold           3,761                    905
   Receivable for Fund Shares Sold                                                                 27                     26
   Dividends and Interest Receivable                                                              851                    144
   Other Assets                                                                                 2,479                    490
                                                                                             --------                -------
   Total Assets                                                                               305,716                 72,492

LIABILITIES:
   Payable to Brokers for Securities and Forward Foreign Currency Contracts Purchased           1,296                    272
   Payable for Fund Shares Redeemed                                                                24                      9
   Accrued Operating Expenses and Other Liabilities                                               499                    172
                                                                                             --------                -------
   Total Liabilities                                                                            1,819                    453
                                                                                             --------                -------
NET ASSETS                                                                                   $303,897                $72,039
                                                                                             ========                =======
Capital Shares Outstanding (Unlimited Number Authorized)                                       22,098                  7,572

NET ASSET VALUE PER SHARE                                                                      $13.75                  $9.51
                                                                                               ======                  =====

24

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------

                                                                                          (In Thousands)

                                                                        STRONG SHORT-TERM                STRONG INTERNATIONAL
                                                                        GLOBAL BOND FUND                       BOND FUND
                                                                  -----------------------------      ----------------------------
                                                                   YEAR ENDED     PERIOD ENDED        YEAR ENDED     PERIOD ENDED
                                                                  OCT. 31, 1996   OCT. 31, 1995      OCT. 31, 1996   OCT. 31, 1995
                                                                  -------------   -------------      -------------  -------------
                                                                                    (NOTE 1)                          (NOTE 1)
OPERATIONS:
   Net Investment Income                                            $  2,826        $  1,212            $ 2,021        $   990
   Net Realized Gain (Loss)                                              190             (99)              (213)           458
   Change in Unrealized Appreciation/Depreciation                        917             269                444            340
                                                                    --------        --------            -------        -------
   Increase in Net Assets Resulting from Operations                    3,933           1,382              2,252          1,788

CAPITAL SHARE TRANSACTIONS                                            44,452           5,072              8,765         10,451

DISTRIBUTIONS:
   From Net Investment Income                                         (2,683)           (965)            (1,116)          (850)
   From Net Realized Gains                                                --              --               (137)            --
                                                                    --------        --------           --------       --------
TOTAL INCREASE IN NET ASSETS                                          45,702           5,489              9,764         11,389

NET ASSETS:
   Beginning of Period                                                25,171          19,682             21,335          9,946
                                                                    --------        --------           --------       --------
   End of Period                                                    $ 70,873        $ 25,171            $31,099        $21,335
                                                                    ========        ========           ========       ========


                                                                      STRONG INTERNATIONAL                    STRONG ASIA
                                                                           STOCK FUND                        PACIFIC FUND
                                                                  -----------------------------     ----------------------------
                                                                   YEAR ENDED     PERIOD ENDED        YEAR ENDED    PERIOD ENDED
                                                                  OCT. 31, 1996   OCT. 31, 1995     OCT. 31, 1996   OCT. 31, 1995
                                                                  -------------   -------------     -------------   ------------
                                                                                    (NOTE 1)                          (NOTE 1)
OPERATIONS:
   Net Investment Income                                            $  1,844        $  1,492            $   125        $   234
   Net Realized Gain (Loss)                                           26,382            (806)             4,172           (369)
   Change in Unrealized Appreciation/Depreciation                     (9,644)          6,549             (2,446)         1,787
                                                                    --------        --------           --------       --------
   Increase in Net Assets Resulting from Operations                   18,582           7,235              1,851          1,652


CAPITAL SHARE TRANSACTIONS                                            84,288         (52,367)            18,249         (4,451)

DISTRIBUTIONS:
   From Net Investment Income                                         (1,929)         (1,293)              (125)          (234)
   In Excess of Net Investment Income                                 (8,449)             --             (2,584)           (43)
                                                                    --------        --------           --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               92,492         (46,425)            17,391         (3,076)

NET ASSETS:
   Beginning of Period                                               211,405         257,830             54,648         57,724
                                                                    --------        --------           --------       --------
   End of Period                                                    $303,897        $211,405            $72,039        $54,648
                                                                    ========        ========           ========       ========

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 1996

1.   ORGANIZATION
     The Strong International Funds consist of Strong Short-Term Global Bond Fund, Inc., Strong International Bond Fund, Inc., Strong International Stock Fund, Inc. and Strong Asia Pacific Fund, Inc. The Funds are separately incorporated, diversified and non-diversified, open-end management investment companies registered under the Investment Company Act of 1940. The Board of Directors of the Funds approved changing the Funds' fiscal year-ends from December 31 to October 31 in 1995.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at either the mean of the latest bid and asked prices or at the latest reported sales price, depending on local convention or regulation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at October 31, 1996 were as follows:

                                        STRONG SHORT-TERM   STRONG INTERNATIONAL   STRONG INTERNATIONAL    STRONG ASIA
                                        GLOBAL BOND FUND          BOND FUND             STOCK FUND         PACIFIC FUND
                                        -----------------   --------------------   --------------------    ------------
           Aggregate Cost                   $7,890                $2,570                $14,499               $2,665
           Aggregate Fair Value              7,925                 2,621                 14,602                2,431
           Percent of Net Assets             11.2%*                 8.4%                   4.8%                3.4%

           *Of these securities, which are restricted to resale, 71% are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no Federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (E) Options -- Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (H) Additional Investment Risk -- The use of futures contracts, options, foreign denominated assets, forward foreign currency exchange contracts and other similar instruments for purposes of hedging the Funds' investment portfolios involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward foreign currency exchange contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

     (I) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   NET ASSETS
     Net assets as of October 31, 1996 were as follows (in thousands):

                                                  STRONG SHORT-TERM   STRONG INTERNATIONAL   STRONG INTERNATIONAL    STRONG ASIA
                                                  GLOBAL BOND FUND          BOND FUND             STOCK FUND         PACIFIC FUND
                                                  -----------------   --------------------   --------------------    ------------
     Capital Stock                                   $69,351               $29,190                $303,858             $77,299
     Undistributed Net Investment Income (Loss)          463                   961                     (42)                (73)
     Undistributed Net Realized Gain (Loss)              (74)                   56                  16,717                 748
     Net Unrealized Appreciation (Depreciation)        1,133                   892                 (16,636)             (5,935)
                                                     -------               -------                --------             -------
                                                     $70,873               $31,099                $303,897             $72,039
                                                     =======               =======                ========             =======

4.   CAPITAL SHARE TRANSACTIONS

     Transactions  in shares of the Funds for the year ended  October  31, 1996 and the ten months  ended  October 31, 1995 were as follows (in thousands):
                                                       1996                          1995
                                                -------------------           -------------------
                                                SHARES      DOLLARS           SHARES      DOLLARS
                                                ======      =======           ======      =======
     STRONG SHORT-TERM GLOBAL BOND FUND
     Shares Sold                                 7,520     $ 79,731            2,106     $ 21,870
     Dividends Reinvested                          234        2,465               86          883
     Shares Redeemed                            (3,559)     (37,744)          (1,724)     (17,681)
                                               -------     --------          -------     --------
                                                 4,195     $ 44,452              468     $  5,072
                                               =======     ========          =======     ========
     STRONG INTERNATIONAL BOND FUND
     Shares Sold                                 2,700     $ 31,035            1,689     $ 19,496
     Dividends Reinvested                          105        1,203               71          813
     Shares Redeemed                            (2,045)     (23,473)            (861)      (9,858)
                                               -------     --------          -------     --------
                                                   760     $  8,765              899     $ 10,451
                                               =======     ========          =======     ========

     STRONG INTERNATIONAL STOCK FUND
     Shares Sold                                20,236     $288,061            8,480     $107,112
     Dividends Reinvested                          725       10,102              100        1,258
     Shares Redeemed                           (15,083)    (213,875)         (12,739)    (160,737)
                                               -------     --------          -------     --------
                                                 5,878     $ 84,288           (4,159)   ($ 52,367)
                                               =======     ========          =======     ========

     STRONG ASIA PACIFIC FUND
     Shares Sold                                13,443     $134,865            6,167     $ 57,648
     Dividends Reinvested                          266        2,633               28          264
     Shares Redeemed                           (11,861)    (119,249)          (6,648)     (62,363)
                                               -------     --------          -------     --------
                                                 1,848     $ 18,249             (453)   ($  4,451)
                                               =======     ========          =======     ========

--------------------------------------------------------------------------------
October 31, 1996

5.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong Short-Term Global Bond Fund .625%, Strong International Bond Fund .70%, Strong International Stock Fund and Strong Asia Pacific Fund 1.00%. Advisory fees are subject to reimbursement by the Advisor if the Funds' operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     Certain information regarding related party transactions for the year ended October 31, 1996 is as follows (in thousands):

                                                  STRONG SHORT-TERM   STRONG INTERNATIONAL   STRONG INTERNATIONAL     STRONG ASIA
                                                  GLOBAL BOND FUND          BOND FUND             STOCK FUND         PACIFIC FUND
                                                  -----------------   --------------------   --------------------    ------------
     Payable to Advisor at October 31, 1996            $68                   $69                    $319                 $94
     Other Shareholder Servicing Expenses Paid
       to Advisor                                        1                     1                      16                   6
     Unaffiliated Directors' Fees                        1                     1                       4                   1

6.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the year ended October 31, 1996 were as follows (in thousands):

                                       STRONG SHORT-TERM   STRONG INTERNATIONAL   STRONG INTERNATIONAL    STRONG ASIA
                                       GLOBAL BOND FUND          BOND FUND             STOCK FUND         PACIFIC FUND
                                       -----------------   --------------------   --------------------    ------------
     Purchases:
       U.S. Government and Agency         $ 6,428               $ 2,953                       --                 --
       Other                               71,868                57,454                 $354,899            $72,540

     Sales:
       U.S. Government and Agency           4,203                 2,260                       --                 --
       Other                               47,931                51,317                  283,987             60,471


7.   INCOME TAX INFORMATION
     At October 31, 1996, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2003) for Federal income tax purposes were as follows (in thousands):

                                    STRONG SHORT-TERM   STRONG INTERNATIONAL   STRONG INTERNATIONAL     STRONG ASIA
                                    GLOBAL BOND FUND          BOND FUND             STOCK FUND         PACIFIC FUND
                                    -----------------   --------------------   --------------------    ------------
     Aggregate Investment Cost         $73,739                $31,843                $316,456            $77,010
                                       =======                =======                ========            =======
     Aggregate Unrealized:
       Appreciation                    $ 1,445                $ 1,295                $ 17,685            $ 4,598
       Depreciation                        (58)                   (75)                (35,543)           (10,681)
                                       -------                -------                --------            -------
                                       $ 1,387                $ 1,220               ($ 17,858)          ($ 6,083)
                                       =======                =======                ========            =======
     Capital Loss Carryovers           $    19                     --                      --                 --
                                       =======                =======                ========            =======

     For corporate shareholders in the Funds, the percentages of dividend income distributed for the year ended October 31, 1996, which are designated as qualifying for the dividends-received deduction are: Strong International Stock Fund 0.0% and Strong Asia Pacific Fund 0.1%.


FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------


STRONG SHORT-TERM GLOBAL BOND FUND                    10-31-96    10-31-95(a)  12-31-94(b)
                                                      --------    -----------  -----------
                                                                   (NOTE 1)
SELECTED PER-SHARE DATA(c)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  10.46     $  10.15     $  10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                                  0.71         0.65         0.35
   Net Realized and Unrealized Gains on Investments       0.34         0.20         0.16
                                                      --------     --------     --------
Total from Investment Operations                          1.05         0.85         0.51

LESS DISTRIBUTIONS:
   From Net Investment Income                            (0.77)       (0.54)       (0.35)
   In Excess of Net Realized Gains                         --            --        (0.01)
                                                      --------     --------     --------
Total Distributions                                      (0.77)       (0.54)       (0.36)
                                                      --------     --------     --------
NET ASSET VALUE, END OF PERIOD                        $  10.74     $  10.46     $  10.15
                                                      ========     ========     ========

TOTAL RETURN                                            +10.4%        +8.5%        +5.1%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)              $ 70,873     $ 25,171     $ 19,682
Ratio of Expenses to Average Net Assets                   0.0%         0.0%*        0.0%*
Ratio of Expenses to Average Net Assets
   Without Waivers and Absorptions                        1.5%         2.0%*        1.7%*
Ratio of Net Investment Income to Average Net Assets      7.4%         8.2%*        7.7%*
Portfolio Turnover Rate                                 179.7%       437.3%       287.8%



STRONG INTERNATIONAL BOND FUND                       10-31-96    10-31-95(a)  12-31-94(b)
                                                     --------    -----------  -----------
                                                                   (NOTE 1)
SELECTED PER-SHARE DATA(c)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  11.48     $  10.36     $  10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                                 0.80         0.78         0.46
   Net Realized and Unrealized Gains on Investments      0.15         1.00         0.40
                                                     --------     --------     --------
Total from Investment Operations                         0.95         1.78         0.86

LESS DISTRIBUTIONS:
   From Net Investment Income                           (0.50)       (0.66)       (0.46)
   In Excess of Net Investment Income                      --           --        (0.02)
   From Net Realized Gains                              (0.06)          --           --
   In Excess of Net Realized Gains                         --           --        (0.02)
                                                     --------     --------     --------
Total Distributions                                     (0.56)       (0.66)       (0.50)
                                                     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                       $  11.87     $  11.48     $  10.36
                                                     ========     ========     ========

TOTAL RETURN                                            +8.6%       +17.3%        +8.7%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)             $ 31,099     $ 21,335     $  9,946
Ratio of Expenses to Average Net Assets                  0.0%         0.0%*        0.0%*
Ratio of Expenses to Average Net Assets
   Without Waivers and Absorptions                       1.8%         2.0%*        2.0%*
Ratio of Net Investment Income to Average Net Assets     7.4%         8.3%*        7.9%*
Portfolio Turnover Rate                                258.3%       473.3%       679.3%

  * Calculated on an annualized basis.
(a)  Total return and portfolio turnover rate are not annualized.
(b) Inception date is March 31, 1994 for both Strong Short-Term Global Bond Fund and Strong International Bond Fund. Total return and portfolio turnover rate are not annualized.
(c) Information presented relates to a share of capital stock of the fund outstanding for the entire period.


FINANCIAL HIGHLIGHTS (continued)
---------------------------------------------------------------------------------------------------------------------------


STRONG INTERNATIONAL STOCK FUND                      10-31-96    10-31-95(a)    12-31-94     12-31-93    12-31-92(b)
                                                     --------    -----------    --------     --------    -----------
                                                                   (NOTE 1)
SELECTED PER-SHARE DATA(d)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  13.03     $  12.65     $  14.18     $   9.77     $  10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                                  0.17         0.08         0.06           --         0.05
   Net Realized and Unrealized Gains (Losses)
   on Investments                                         1.11         0.37        (0.27)        4.66        (0.23)
                                                      --------     --------     --------     --------     --------
Total from Investment Operations                          1.28         0.45        (0.21)        4.66        (0.18)

LESS DISTRIBUTIONS:
   From Net Investment Income                            (0.18)       (0.07)       (0.01)          --        (0.05)
   In Excess of Net Investment Income                    (0.38)          --           --        (0.02)          --
   From Net Realized Gains                                  --           --        (1.25)       (0.23)          --
   In Excess of Net Realized Gains                          --           --        (0.06)          --           --
                                                      --------     --------     --------     --------     --------
Total Distributions                                      (0.56)       (0.07)       (1.32)       (0.25)       (0.05)
                                                      --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                        $  13.75     $  13.03     $  12.65     $  14.18     $   9.77
                                                      ========     ========     ========     ========     ========

TOTAL RETURN                                             +9.8%        +3.6%        -1.6%       +47.8%        -1.8%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)              $303,897     $211,405     $257,830     $128,445     $ 12,723
Ratio of Expenses to Average Net Assets                   1.7%         1.8%*        1.7%         1.9%         2.0%*
Ratio of Net Investment Income to Average Net Assets      0.6%         0.8%*        0.3%        (0.3%)        0.8%*
Portfolio Turnover Rate                                 108.6%       102.0%       136.5%       139.9%        20.8%
Average Commission Rate Paid(c)                       $ 0.0166




STRONG ASIA PACIFIC FUND                             10-31-96    10-31-95(a)    12-31-94
                                                     --------    -----------    --------
                                                                   (NOTE 1)
SELECTED PER-SHARE DATA(d)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   9.55     $   9.35     $  10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                                  0.06         0.04         0.05
   Net Realized and Unrealized Gains (Losses)
   on Investments                                         0.31         0.20        (0.57)
                                                      --------     --------     --------
Total from Investment Operations                          0.37         0.24        (0.52)
LESS DISTRIBUTIONS:
   From Net Investment Income                            (0.06)       (0.03)       (0.01)
   In Excess of Net Investment Income                    (0.35)       (0.01)          --
   In Excess of Net Realized Gains                          --           --        (0.12)
                                                      --------     --------     --------
Total Distributions                                      (0.41)       (0.04)       (0.13)
                                                      --------     --------     --------
NET ASSET VALUE, END OF PERIOD                        $   9.51     $   9.55     $   9.35
                                                      ========     ========     ========

TOTAL RETURN                                             +3.8%        +2.6%        -5.3%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)              $ 72,039     $ 54,648     $ 57,724
Ratio of Expenses to Average Net Assets                   2.3%         2.0%*        2.0%
Ratio of Net Investment Income to Average Net Assets      0.2%         0.5%*        0.6%
Portfolio Turnover Rate                                  91.4%       104.3%       103.3%
Average Commission Rate Paid(c)                       $ 0.0104

  *  Calculated on an annualized basis.
(a)  Total return and portfolio turnover rate are not annualized.
(b) Inception date is March 4, 1992. Total return and portfolio turnover rate are not annualized.
(c) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(d) Information presented relates to a share of capital stock of the fund outstanding for the entire period.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Strong International Funds

We have audited the accompanying statements of assets and liabilities of Strong Short-Term Global Bond Fund, Inc., Strong International Bond Fund, Inc., Strong International Stock Fund, Inc. and Strong Asia Pacific Fund, Inc., (collectively referred to herein as the "Strong International Funds"), including the schedules of investments in securities, as of October 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for the year ended October 31, 1996 and for the period from January 1, 1995 to October 31, 1995, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Strong International Funds as of October 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
December 4, 1996

NOTES
--------------------------------------------------------------------------------

                             SHAREHOLDER PRIVILIGES*

                                  STRONG FUNDS
                             [PICTURE OF TELEPHONE]
                                24-HOUR SERVICE

TELEPHONE  PURCHASE
Make additional investments into any Strong Fund by calling us toll-free at 1-800-368-3863.

TELEPHONE EXCHANGE
If your financial goals change, you can exchange your investments between any of the Strong Funds.

TELEPHONE REDEMPTION
You can call toll-free to redeem your mutual fund shares at any time. Your shares will be redeemed no later than the close of the next business day.

                                  STRONG FUNDS
                            [PICTURE OF DOLLAR SIGN]
                               AUTOMATIC EXCHANGE

AUTOMATIC INVESTMENT PLAN
This plan allows you to set up regular transfers from your bank checking or NOW account to your Strong Funds account.

PAYROLL DIRECT DEPOSIT PLAN
You can automatically transfer all or a portion of your net pay at each pay period. This eliminates the delay of depositing paychecks to your bank and then sending a check through the mail to Strong Funds.

AUTOMATIC EXCHANGE PLAN
This plan allows you to exchange money from one Strong Fund to another. For example, you may want to set up automatic exchanges from a money market fund to an equity fund.


    FOR MORE INFORMATION ABOUT THESE PRIVILEGES, CALL US AT 1-800-368-3863.

To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your household. Please call 1-800-368-3863 if you wish to receive additional copies, free of charge.

 * Each Fund reserves the right to terminate or modify any of these privileges.

                                                                     Bulk Rate
                                                                   U.S. Postage
                                                                       PAID
                                                                  Milwaukee, WI
                                                                 Permit No. 2652





                    FOR LITERATURE AND INFORMATION REQUESTS,
                              CALL 1-800-368-1030.

                       TO DISCUSS AN EXISTING ACCOUNT OR
                             CONDUCT A TRANSACTION,
                              CALL 1-800-368-3863.

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This annual report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.

                                  [STRONG LOGO]

                         STRONG FUNDS DISTRIBUTORS, INC.
                                  P.O. Box 2936
                           Milwaukee, Wisconsin 53201
                           http://www.strong-funds.com

                                                                        4017J96P